UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23648

PIMCO Flexible Emerging Markets Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO INTERVAL FUNDS

Semiannual Report

December 31, 2022

PIMCO Flexible Emerging Markets Income Fund

PIMCO Flexible Credit Income Fund

(1)	Consolidated Schedule of Investments

Letter from the Chair of the Board & President

Dear Shareholder,

2022 was a challenging year in the financial markets. We continue to work tirelessly to navigate global markets and manage the assets that you have entrusted with us. Following this letter is the PIMCO Interval Fund’s Semiannual Report, which covers the six-month reporting period ended December 31, 2022 (the “reporting period”). On the subsequent pages, you will find details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended December 31, 2022

The global economy faced significant headwinds in 2022, including those related to higher inflation, the COVID-19 pandemic, and the Russia-Ukraine conflict. In the U.S., second quarter 2022, prior to the beginning of the reporting period, annualized gross domestic product (“GDP”) was -0.6%. The economy then strengthened, as third quarter annualized GDP was +3.2%. The Commerce Department’s initial estimate for fourth quarter 2022 annualized GDP — released after the reporting period ended — was 2.9%.

The Federal Reserve Board (the “Fed” or “U.S. central bank”) took actions to combat elevated inflation. In March 2022, the Fed raised the federal funds rate 0.25% to a range between 0.25% and 0.50%, its first rate hike since 2018. The U.S. central bank then raised rates at its next six meetings, for a total increase of 4.25% in 2022. At the end of the year, the federal funds rate was in a range between 4.25% and 4.50%.

Economies outside the U.S. also faced several headwinds. In its October 2022 World Economic Outlook Update, the International Monetary Fund (the “IMF”) downgraded its expectation for 2022 GDP citing “turbulent challenges” including high inflation, tightening financial conditions, as well as the ongoing Russia-Ukraine conflict and COVID-19 pandemic. For 2022, the IMF included in its projections that GDP would grow 1.6% in the U.S. (from 5.7% in 2021), 3.1% in the eurozone (from 5.2% in 2021), 3.6% in the U.K. (from 7.4% in 2021), and 1.7% in Japan (the same as in 2021).

Several central banks tightened their respective monetary policies in recent years. For example, in December 2021, prior to the beginning of the reporting period, the Bank of England (the “BoE”) raised rates for the first time since COVID-19 began. The BoE again raised rates at its next eight meetings, for a total of 3.50% in rate hikes since its first increase. The European Central Bank raised rates four times in 2022, for a total increase of 2.50%. In contrast, the Bank of Japan (the “BoJ”) maintained its loose monetary policy for most of 2022. However, in December 2022 the BoJ announced that it would allow its 10-year government bond yield to rise to 0.5% (previously limited to 0.25%). The news sent the 10-year bond yield and Japanese yen higher, as market participants interpreted the announcement to mean that the BoJ may pivot from its previous monetary stance.

2	PIMCO INTERVAL FUNDS

During the reporting period, short- and long-term U.S. Treasury yields moved higher. The yield on the benchmark 10-year U.S. Treasury note was 3.88% on December 31, 2022, versus 2.98% on June 30, 2022. The Bloomberg Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including developed and emerging markets, returned -2.97%. Meanwhile, the Bloomberg Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned -1.59%. In contrast, riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, generated positive returns. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below-investment-grade bonds, returned 3.82%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 2.93%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 3.33%.

Amid periods of volatility, global equities generally posted mixed results during the reporting period as economic and geopolitical concerns impacted investor sentiment. U.S. equities, as represented by the S&P 500 Index, returned 2.31%. Global equities, as represented by the MSCI World Index, returned 2.97%, while emerging market equities, as measured by the MSCI Emerging Markets Index, returned -2.99%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in Japanese yen), returned -0.06% and European equities, as represented by the MSCI Europe Index (in euro), returned 5.05%.

Commodity prices were volatile and generated mixed returns during the reporting period. Brent crude oil, which was approximately $119.78 a barrel at the start of the reporting period, fell to roughly $82.82 a barrel at the end of December 2022. In contrast, prices of other commodities, such as copper and gold, edged higher during the period.

Finally, there were also periods of volatility in the foreign exchange markets. We believe this was driven by several factors, including economic growth expectations and changing central bank monetary policies, as well as rising inflation, COVID-19 variants, and geopolitical events. The U.S. dollar was mixed against several major currencies. For example, during the reporting period, the U.S. dollar returned -2.11%, +0.78%, and -3.51% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Interval Funds investments, please contact your financial advisor, or call the Funds at (844) 312-2113.

SEMIANNUAL REPORT	DECEMBER 31, 2022	3

Letter from the Chair of the Board & President (Cont.)

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INTERVAL FUNDS

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to increase. In efforts to combat inflation, the U.S. Federal Reserve raised interest rates multiple times in 2022 and has indicated an expectation that it will continue to raise interest rates in 2023. Thus, the Funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments and other sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. In 2022, many countries lifted some or all restrictions related to COVID-19. However, the effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact a Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

SEMIANNUAL REPORT	DECEMBER 31, 2022	5

Important Information About the Funds (Cont.)

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The United States’ enforcement of sanctions or other similar measures on various Russian entities and persons, and the Russian government’s response, may also negatively impact securities and instruments that are economically tied to Russia.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to ultimately phase out the use of LIBOR. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV in the specific period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for a Fund or share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

6	PIMCO INTERVAL FUNDS

The following table discloses the inception dates and diversification status of the Funds:

Fund Name	Fund Inception	Institutional Class	Class A-1	Class A-2	Class A-3	Class A-4	Diversification Status

PIMCO Flexible Emerging Markets Income Fund	03/15/22	03/15/22	—	—	—	—	Non-Diversified

PIMCO Flexible Credit Income Fund	02/22/17	02/22/17	01/29/21	10/28/19	11/09/20	11/30/18	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with Pacific Investment Management Company LLC (“PIMCO”) and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Funds’ registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Funds creates a contract between or among any shareholders of a Fund, on the one hand, and the Funds, a service provider to a Fund, and/or the Trustees or officers of the Funds, on the other hand.

The Trustees (or the Funds and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent prospectus or use a new prospectus or SAI with respect to the Funds, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to a Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the Funds’ prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds.

A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Funds at (844) 312-2113, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request, by calling PIMCO at (844) 312-2113.

SEMIANNUAL REPORT	DECEMBER 31, 2022	7

Important Information About the Funds (Cont.)

SEC rules allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 312-2113. Any election to receive reports in paper will apply to all funds held with a fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary, such as a broker-dealer or bank.

In April 2020, the SEC adopted amended rules modifying the registration, communications, and offering processes for registered closed-end funds and interval funds. Among other things, the amendments: (1) permit qualifying closed-end funds to use a short-form registration statement to offer securities in eligible transactions and certain funds to qualify as Well Known Seasoned Issuers; (2) permit interval funds to pay registration fees based on net issuance of shares in a manner similar to mutual funds; (3) require closed-end funds and interval funds to include additional disclosures in their annual reports; and (4) require certain information to be filed in interactive data format. The new rules have phased compliance dates, with some requirements having already taken effect and others requiring compliance as late as February 1, 2023.

In October 2020, the SEC adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws prior guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors. The rule went into effect on February 19, 2021. The compliance date for the new rule and related reporting requirements was August 19, 2022.

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition will apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

8	PIMCO INTERVAL FUNDS

In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.

In October 2022, the SEC adopted changes to the mutual fund and exchange-traded fund (“ETF”) shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will impact the disclosures provided to shareholders. The rule amendments are effective as of January 24, 2023, but the SEC is providing an 18-month compliance period following the effective date for such amendments other than those addressing fee and expense information in advertisements that might be materially misleading.

In November 2022, the SEC adopted amendments to Form N-PX under the Act to improve the utility to investors of proxy voting information reported by mutual funds, ETFs and certain other funds. The rule amendments will expand the scope of funds’ Form N-PX reporting obligations, subject managers to Form N-PX reporting obligations for “Say on Pay” votes, enhance Form N-PX disclosures, permit joint reporting by funds, managers and affiliated managers on Form N-PX; and require website availability of fund proxy voting records. The amendments will become effective on July 1, 2024. Funds and managers will be required to file their first reports covering the period from July 1, 2023 to June 30, 2024 on amended Form N-PX by August 31, 2024.

SEMIANNUAL REPORT	DECEMBER 31, 2022	9

PIMCO Flexible Emerging Markets Income Fund	Institutional Class - EMFLX

Allocation Breakdown as of December 31, 2022†§

Corporate Bonds & Notes	66.3%
Sovereign Issues	21.2%
Short-Term Instruments	5.2%
Loan Participations and Assignments	3.7%
Non-Agency Mortgage-Backed Securities	2.0%
U.S. Treasury Obligations	1.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	Commencement of Operations (03/15/22)*
PIMCO Flexible Emerging Markets Income Fund Institutional Class	3.30%	(11.22)%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

The Fund’s total annual operating expense ratio in effect as of period end was 1.98% for Institutional Class . As of December 31, 2022, the Fund’s Total Effective Leverage(1) was 11.96%.

[1]

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

10	PIMCO INTERVAL FUNDS

Investment Objective and Strategy Overview

PIMCO Flexible Emerging Markets Income Fund’s investment objective is to seek to provide attractive risk-adjusted returns and current income by investing, under normal circumstances, across a wide array of instruments, including from sovereign, quasi-sovereign and corporate borrowers, that are economically tied to “emerging market” countries. The Fund utilizes a flexible asset allocation strategy among multiple public and private credit sectors in the emerging market credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by corporations or other business entities), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government, sovereign and quasi-sovereign debt and other fixed-, variable- and floating-rate income-producing securities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to Mexican quasi-sovereign and corporate external debt contributed to absolute returns, as the sectors posted positive performance.

»	Long exposure to Colombian sovereign external debt contributed to absolute returns, as the sector posted positive performance.
»	Long exposure to China property through a total return swap detracted from absolute returns, as the security posted negative performance.

»	Long exposure to Brazilian corporate local currency debt detracted from absolute returns, as the security posted negative performance.

SEMIANNUAL REPORT	DECEMBER 31, 2022	11

PIMCO Flexible Credit Income Fund

Allocation Breakdown as of December 31, 2022†§

Non-Agency Mortgage-Backed Securities	28.8%
Loan Participations and Assignments	25.2%
Asset-Backed Securities	19.0%
Corporate Bonds & Notes	17.0%
Short-Term Instruments	4.9%
Common Stocks	2.4%
Other	2.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2022

	6 Months*	1 Year	5 Years	Fund Inception (2/22/17)
PIMCO Flexible Credit Income Fund Institutional Class	(0.74)%	(13.53)%	2.53%	3.80%
PIMCO Flexible Credit Income Fund A-1	(0.99)%	(13.98)%	2.01%	3.23%
PIMCO Flexible Credit Income Fund A-2	(0.99)%	(13.98)%	1.82%	3.08%
PIMCO Flexible Credit Income Fund A-2 (adjusted)	(2.96)%	(15.67)%	1.41%	2.73%
PIMCO Flexible Credit Income Fund A-3	(1.11)%	(14.19)%	1.64%	2.88%
PIMCO Flexible Credit Income Fund A-4	(1.11)%	(14.19)%	1.75%	3.01%
PIMCO Flexible Credit Income Fund A-4 (adjusted)	(3.08)%	(15.88)%	1.14%	2.48%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when repurchased by the fund. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the repurchase of fund shares. The adjusted returns take into account the maximum sales charge of 3.00% on Class A-2 and Class A-4 shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

12	PIMCO INTERVAL FUNDS

Institutional Class - PFLEX	Class A-1 - PFAIX	Class A-2 - PFALX
Class A-3 - PFASX	Class A-4 - PFFLX

The Fund’s total annual operating expense ratio in effect as of period end were 2.54% for Institutional Class, 3.04% for Class A-1 shares, 3.04% for Class A-2 shares, 3.29% for Class A-3 shares and 3.29% for Class A-4 shares. As of December 31, 2022, the Fund’s Total Effective Leverage(1) was 41.84%.

[1]

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Flexible Credit Income Fund seeks to provide attractive risk-adjusted returns and current income by investing, under normal circumstances across a wide array of global credit sectors, including corporate, mortgage, consumer, emerging market and municipal credit markets and utilizing a flexible asset allocation strategy among multiple public and private credit sectors in the global credit markets, including corporate debt (including, among other things, fixed-, variable- and floating-rate bonds, loans, convertible and contingent convertible securities and stressed, distressed and defaulted debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, including emerging market issuers), mortgage-related and other consumer-related instruments, collateralized debt obligations, including, without limitation, collateralized loan obligations, government and sovereign debt, municipal bonds and other fixed-, variable- and floating-rate income-producing securities of U.S. and foreign issuers, including emerging market issuers. The Fund may invest without limit in investment grade debt securities and may invest without limit in below investment grade debt securities (commonly referred to as “high yield” securities or “junk bonds”), including securities of stressed and distressed issuers. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

Contributors:

»	Exposure to corporate credit contributed to absolute performance as the sector posted positive returns.

»	Exposure to emerging market debt contributed to absolute performance as the sector posted positive returns.

»	Exposure to legacy collateralized debt obligations and residual tranches of collateralized loan obligations contributed to absolute performance as select securities posted positive returns.

Detractors:

»	Exposure to mortgage credit detracted from absolute performance as the sector posted negative returns.

»	Exposure to consumer asset-backed securities, including student loans and auto loans, detracted from absolute performance as select securities posted negative returns.

»	Exposure to select corporate special situation positions detracted from absolute performance as select issuers posted negative returns.

SEMIANNUAL REPORT	DECEMBER 31, 2022	13

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Flexible Emerging Markets Income Fund

Institutional Class

07/01/2022 - 12/31/2022+	$8.39	$0.32	$(0.06)	$0.26	$(0.47)	$0.00	$(0.47)

03/15/2022 - 06/30/2022	10.00	0.22	(1.62)	(1.40)	(0.21)	0.00	(0.21)

PIMCO Flexible Credit Income Fund (Consolidated)

Institutional Class

07/01/2022 - 12/31/2022+	$7.89	$0.44	$(0.50)	$(0.06)	$(0.78)	$0.00	$(0.78)

06/30/2022	9.68	0.89	(1.88)	(0.99)	(0.80)	0.00	(0.80)

06/30/2021	8.21	0.84	1.40	2.24	(0.77)	0.00	(0.77)

06/30/2020	10.09	0.73	(1.61)	(0.88)	(1.00)	0.00	(1.00)

06/30/2019	10.28	0.92	(0.10)	0.82	(1.01)	0.00	(1.01)

06/30/2018	10.32	0.71	0.00	0.71	(0.75)	0.00	(0.75)

Class A-1

07/01/2022 - 12/31/2022+	7.89	0.42	(0.50)	(0.08)	(0.76)	0.00	(0.76)

06/30/2022	9.68	0.90	(1.94)	(1.04)	(0.75)	0.00	(0.75)

1/29/2021 - 6/30/2021	9.34	0.32	0.36	0.68	(0.34)	0.00	(0.34)

Class A-2

07/01/2022 - 12/31/2022+	7.89	0.43	(0.51)	(0.08)	(0.76)	0.00	(0.76)

06/30/2022	9.68	0.85	(1.89)	(1.04)	(0.75)	0.00	(0.75)

06/30/2021	8.21	0.78	1.38	2.16	(0.69)	0.00	(0.69)

10/28/2019 - 06/30/2020	9.82	0.40	(1.33)	(0.93)	(0.68)	0.00	(0.68)

Class A-3

07/01/2022 - 12/31/2022+	7.89	0.43	(0.52)	(0.09)	(0.75)	0.00	(0.75)

06/30/2022	9.68	0.83	(1.89)	(1.06)	(0.73)	0.00	(0.73)

11/09/2020 - 06/30/2021	8.89	0.48	0.75	1.23	(0.44)	0.00	(0.44)

14	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.18	3.30%	$23,890	0.99	%*	2.08	%*	0.52	%*	1.61	%*	7.66	%*	19%

8.39	(14.05)	23,101	0.84	*	2.31	*	0.53	*	2.00	*	7.84	*	33

$7.05	(0.74)%	$2,257,425	4.67	%*	4.67	%*	2.24	%*	2.24	%*	11.27	%*	16%

7.89	(10.97)	2,488,404	2.54		2.54		2.10		2.10		9.73		35

9.68	28.02	1,971,964	3.06		3.06		2.30		2.30		9.19		34

8.21	(9.21)	1,301,140	3.77		3.78		2.23		2.24		8.00		17

10.09	8.52	931,335	3.91		3.92		2.18		2.19		9.17		13

10.28	6.98	538,772	3.09		3.11		1.98		2.00		6.84		14

7.05	(0.99)	8,636	5.17	*	5.17	*	2.74	*	2.74	*	10.77	*	16

7.89	(11.43)	9,658	3.04		3.04		2.60		2.60		10.30		35

9.68	7.39	11	3.56	*	3.56	*	2.80	*	2.80	*	8.10	*	34

7.05	(0.87)	84,390	5.17	*	5.17	*	2.74	*	2.74	*	10.83	*	16

7.89	(11.45)	87,001	3.04		3.04		2.60		2.60		9.37		35

9.68	27.00	39,835	3.56		3.56		2.80		2.80		8.44		34

8.21	(9.77)	5,476	4.27	*	4.28	*	2.73	*	2.74	*	7.32	*	17

7.05	(1.11)	396,165	5.42	*	5.42	*	2.99	*	2.99	*	10.89	*	16

7.89	(11.66)	255,741	3.29		3.29		2.85		2.85		9.15		35

9.68	14.01	88,868	3.81	*	3.81	*	3.05	*	3.05	*	7.81	*	34

SEMIANNUAL REPORT	DECEMBER 31, 2022	15

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

PIMCO Flexible Credit Income Fund (Consolidated)

Class A-4

07/01/2022 - 12/31/2022+	$7.89	$0.39	$(0.48)	$(0.09)	$(0.75)	$0.00	$(0.75)

06/30/2022	9.68	0.82	(1.88)	(1.06)	(0.73)	0.00	(0.73)

06/30/2021	8.21	0.77	1.39	2.16	(0.69)	0.00	(0.69)

06/30/2020	10.09	0.64	(1.60)	(0.96)	(0.92)	0.00	(0.92)

11/30/2018 - 06/30/2019	10.17	0.52	0.06	0.58	(0.66)	0.00	(0.66)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited.
*	Annualized, except for organizational expense, if any.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)	The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.
(d)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund. Additionally, excludes initial sales charges and contingent deferred sales charges.
(e)	Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

16	PIMCO INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Assets Value End of Year or Period(a)	Total Return(d)	Net Assets End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.05	(1.11)%	$25,352	5.42	%*	5.42	%*	2.99	%*	2.99	%*	9.71	%*	16%

7.89	(11.66)	150,498	3.29		3.29		2.85		2.85		8.99		35

9.68	27.05	116,482	3.81		3.81		3.05		3.05		8.42		34

8.21	(9.95)	71,662	4.52		4.53		2.98		2.99		7.07		17

10.09	5.99	25,482	4.66	*	4.67	*	2.93	*	2.94	*	9.06	*	14

SEMIANNUAL REPORT	DECEMBER 31, 2022	17

Statement of Assets and Liabilities PIMCO Flexible Emerging Markets Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$26,481

Financial Derivative Instruments
Exchange-traded or centrally cleared	1
Over the counter	49
Cash	584
Deposits with counterparty	38
Foreign currency, at value	60
Receivable for investments sold	795
Receivable for Fund shares sold	28
Interest and/or dividends receivable	424
Reimbursement receivable from PIMCO	21
Deferred Offering Cost	11

Total Assets	28,492

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,045

Financial Derivative Instruments
Over the counter	351
Deposits from counterparty	1,133
Distributions payable to common shareholders	30
Accrued management fees	32
Offering Cost	11

Total Liabilities	4,602

Net Assets	$23,890

Net Assets Consist of:

Par Value^	$0
Paid in capital in excess of par	28,813
Distributable earnings (accumulated loss)	(4,923)

Net Assets	$23,890

Net Assets:

Institutional Class	$23,890

Common Shares Outstanding:

Institutional Class	2,922

Net Asset Value Per Common Share(a):

Institutional Class	$8.18
Cost of investments in securities	$29,471
Cost of foreign currency held	$60
Cost or premiums of financial derivative instruments, net	$7

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

18	PIMCO INTERVAL FUNDS	See Accompanying Notes

Consolidated Statement of Assets and Liabilities PIMCO Flexible Credit Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$4,656,266

Financial Derivative Instruments
Exchange-traded or centrally cleared	1,933
Over the counter	6,440
Cash	454
Deposits with counterparty	93,773
Foreign currency, at value	5,678
Receivable for investments sold	92,725
Receivable for Fund shares sold	27,293
Interest and/or dividends receivable	59,419
Other assets	1

Total Assets	4,943,982

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,946,146

Financial Derivative Instruments
Exchange-traded or centrally cleared	3,205
Over the counter	18,750
Payable for investments purchased	119,628
Payable for unfunded loan commitments	6,642
Deposits from counterparty	24,703
Distributions payable to common shareholders	46,986
Accrued management fees	5,530
Accrued servicing fees	323
Other liabilities	101

Total Liabilities	2,172,014

Net Assets	$2,771,968

Net Assets Consist of:

Par value^	$4
Paid in capital in excess of par	3,704,921
Distributable earnings (accumulated loss)	(932,957)

Net Assets	$2,771,968

SEMIANNUAL REPORT	DECEMBER 31, 2022	19

Consolidated Statement of Assets and Liabilities PIMCO Flexible Credit Income Fund (cont.)

Net Assets:

Institutional Class	$2,257,425
Class A-1	8,636
Class A-2	84,390
Class A-3	396,165
Class A-4	25,352

Common Shares Outstanding:

Institutional Class	320,122
Class A-1	1,225
Class A-2	11,970
Class A-3	56,182
Class A-4	3,595

Net Asset Value Per Common Share(a):

Institutional Class	$7.05
Class A-1	7.05
Class A-2	7.05
Class A-3	7.05
Class A-4	7.05

Cost of investments in securities	$5,387,816
Cost of foreign currency held	$6,084
Cost or premiums of financial derivative instruments, net	$(46,962)

* Includes repurchase agreements of:	$157,992

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

20	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statement of Operations PIMCO Flexible Emerging Markets Income Fund

Six Months Ended December 31, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$1,005
Total Income	1,005

Expenses:

Management fees	173
Trustee fees and related expenses	1
Interest expense	55
Offering Expense	28
Total Expenses	257
Waiver and/or Reimbursement by PIMCO	(142)
Net Expenses	115

Net Investment Income (Loss)	890

Net Realized Gain (Loss):

Investments in securities	(1,062)
Exchange-traded or centrally cleared financial derivative instruments	26
Over the counter financial derivative instruments	(57)
Foreign currency	111

Net Realized Gain (Loss)	(982)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	793
Exchange-traded or centrally cleared financial derivative instruments	8
Over the counter financial derivative instruments	82
Foreign currency assets and liabilities	(53)

Net Change in Unrealized Appreciation (Depreciation)	830

Net Increase (Decrease) in Net Assets Resulting from Operations	$738

* Foreign tax withholdings	$5

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	DECEMBER 31, 2022	21

Consolidated Statement of Operations PIMCO Flexible Credit Income Fund

Six Months Ended December 31, 2022 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$234,328
Dividends, net of foreign taxes**	2,778
Total Income	237,106

Expenses:

Management fees	33,185
Distribution and/or servicing fees - Class A-1	24
Distribution and/or servicing fees - Class A-2	216
Distribution and/or servicing fees - Class A-3	1,179
Distribution and/or servicing fees - Class A-4	402
Trustee fees and related expenses	128
Interest expense	36,215
Loan expense	1
Miscellaneous expense	74
Total Expenses	71,424

Net Investment Income (Loss)	165,682

Net Realized Gain (Loss):

Investments in securities	(130,999)
Exchange-traded or centrally cleared financial derivative instruments	(5,148)
Over the counter financial derivative instruments	13,447
Foreign currency	7,369

Net Realized Gain (Loss)	(115,331)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	(51,771)
Exchange-traded or centrally cleared financial derivative instruments	22,558
Over the counter financial derivative instruments	(29,312)
Short sales	(42)
Foreign currency assets and liabilities	(14,818)

Net Change in Unrealized Appreciation (Depreciation)	(73,385)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(23,034)

* Foreign tax withholdings - Interest	$94

** Foreign tax withholdings - Dividends	$14

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Flexible Emerging Markets Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2022 (Unaudited)	Inception Date through June 30, 2022(a)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$890	$579
Net realized gain (loss)	(982)	(247)
Net change in unrealized appreciation (depreciation)	830	(4,117)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	738	(3,785)

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,320)	(556)

Total Distributions to Common Shareholders(b)	(1,320)	(556)

Common Share Transactions:*

Receipts for shares sold	140	26,922
Issued as reinvestment of distributions	1,231	520
Net increase (decrease) resulting from common share transactions	1,371	27,442

Total increase (decrease) in net assets	789	23,101

Net Assets:

Beginning of period	23,101	0
End of period	$23,890	$23,101

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Common Shares Offering, in the Notes to Financial Statements.
(a)	Inception date of the Fund was March 15, 2022.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Dividends and Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	DECEMBER 31, 2022	23

Consolidated Statements of Changes in Net Assets PIMCO Flexible Credit Income Fund

(Amounts in thousands†)	Six Months Ended December 31, 2022 (Unaudited)	Year Ended June 30, 2022

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$165,682	$264,231
Net realized gain (loss)	(115,331)	132,575
Net change in unrealized appreciation (depreciation)	(73,385)	(765,383)

Net Increase (Decrease) in Net Assets Resulting from Operations	(23,034)	(368,577)

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(240,529)	(202,222)
Class A - 1	(933)	(403)
Class A - 2	(8,379)	(5,973)
Class A - 3	(35,302)	(16,651)
Class A - 4	(5,784)	(10,771)

Total Distributions to Common Shareholders(a)	(290,927)	(236,020)

Common Share Transactions*:

Receipts for shares sold	499,768	1,725,508
Issued as reinvestment of distributions	89,548	79,720
Cost of shares repurchased	(494,689)	(426,489)
Net increase (decrease) resulting from common share transactions	94,627	1,378,739

Total Increase (Decrease) in Net Assets	(219,334)	774,142

Net Assets:

Beginning of period	2,991,302	2,217,160
End of period	$2,771,968	$2,991,302

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Common Shares Offering, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Dividends and Distributions to Shareholders, in the Notes to Financial Statements for more information.

24	PIMCO INTERVAL FUNDS	See Accompanying Notes

Statement of Cash Flows PIMCO Flexible Emerging Markets Income Fund

Six Months Ended December 31, 2022 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$738

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(4,264)
Proceeds from sales of long-term securities	6,465
(Purchases) Proceeds from sales of short-term portfolio investments, net	256
(Increase) decrease in deposits with counterparty	94
(Increase) decrease in receivable for investments sold	2,170
(Increase) decrease in interest and/or dividends receivable	43
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	28
Proceeds from (Payments on) over the counter financial derivative instruments	(679)
(Increase) decrease in reimbursement receivable from PIMCO	(3)
Increase (decrease) in payable for investments purchased	(3,731)
Increase (decrease) in deposits from counterparty	1,133
Proceeds from (Payments on) foreign currency transactions	66
Increase (decrease) in other liabilities	(4)
Net Realized (Gain) Loss
Investments in securities	1,062
Exchange-traded or centrally cleared financial derivative instruments	(26)
Over the counter financial derivative instruments	57
Foreign currency	(111)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(793)
Exchange-traded or centrally cleared financial derivative instruments	(8)
Over the counter financial derivative instruments	(82)
Foreign currency assets and liabilities	53
Net amortization (accretion) on investments	(211)
Net Cash Provided by (Used for) Operating Activities	2,253

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	144
Cash distributions paid*	(93)
Proceeds from reverse repurchase agreements	11,917
Payments on reverse repurchase agreements	(16,760)
Proceeds from sale-buyback transactions	819
Payments on sale-buyback transactions	(819)
Net Cash Received from (Used for) Financing Activities	(4,792)

Net Increase (Decrease) in Cash and Foreign Currency	(2,539)

Cash and Foreign Currency:

Beginning of period	3,183
End of period	$644
* Reinvestment of distributions	$1,231

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$45

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	DECEMBER 31, 2022	25

Consolidated Statement of Cash Flows PIMCO Flexible Credit Income Fund

Six Months Ended December 31,2022 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(23,034)

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(846,973)
Proceeds from sales of long-term securities	974,061
(Purchases) Proceeds from sales of short-term portfolio investments, net	(73,883)
(Increase) decrease in deposits with counterparty	50,791
(Increase) decrease in receivable for investments sold	63,392
(Increase) decrease in interest and/or dividends receivable	(6,953)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	18,542
Proceeds from (Payments on) over the counter financial derivative instruments	13,695
(Increase) decrease in other assets	4
Increase (decrease) in payable for investments purchased	(116,971)
Increase (decrease) in payable for unfunded loan commitments	(20,387)
Increase (decrease) in deposits from counterparty	1,735
Increase (decrease) in accrued management fees	365
Increase (decrease) in accrued servicing fees	29
Proceeds from (Payments on) short sales transactions, net	(1,526)
Proceeds from (Payments on) foreign currency transactions	4,827
Increase (decrease) in other liabilities	(75)
Net Realized (Gain) Loss
Investments in securities	130,999
Exchange-traded or centrally cleared financial derivative instruments	5,148
Over the counter financial derivative instruments	(13,447)
Foreign currency	(7,369)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	51,771
Exchange-traded or centrally cleared financial derivative instruments	(22,558)
Over the counter financial derivative instruments	29,312
Short sales	42
Foreign currency assets and liabilities	14,818
Net amortization (accretion) on investments	(24,004)
Net Cash Provided by (Used for) Operating Activities	202,351

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	497,156
Payments on shares repurchased	(494,689)
Increase (decrease) in overdraft due to custodian	(3,262)
Cash distributions paid*	(196,622)
Proceeds from reverse repurchase agreements	5,198,241
Payments on reverse repurchase agreements	(5,200,719)
Net Cash Received from (Used for) Financing Activities	(199,895)

Net Increase (Decrease) in Cash and Foreign Currency	2,456

Cash and Foreign Currency:

Beginning of period	3,676
End of period	$6,132
* Reinvestment of distributions	$89,548

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$22,469
Non Cash Payment in Kind	$11,485

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

26	PIMCO INTERVAL FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund

(Unaudited)

December 31, 2022

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.1%

NMC Opco Ltd.
10.358% (LIBOR03M + 6.000%) due 03/25/2027 «~	AED	2,700	$728

Oi SA
TBD% due 02/26/2035 «		$390	137

Telemar Norte Leste SA
TBD% due 02/26/2035 «		322	112

Total Loan Participations and Assignments (Cost $989)			977

CORPORATE BONDS & NOTES 73.5%

BANKING & FINANCE 22.3%

1MDB Global Investments Ltd.
4.400% due 03/09/2023		1,000	979

American Tower Corp.
2.950% due 01/15/2051		300	187

Bank Hapoalim BM
3.255% due 01/21/2032 •(e)		200	173

BOI Finance BV
7.500% due 02/16/2027	EUR	150	130

Corsair International Ltd.
5.473% due 01/28/2027 •		600	637
5.823% due 01/28/2029 •		200	212

GLP Pte. Ltd.
3.875% due 06/04/2025		$300	244

Kuwait Projects Co. SPC Ltd.
4.500% due 02/23/2027		600	507

Massachusetts Mutual Life Insurance Co.
3.375% due 04/15/2050		100	70

Republic of Angola Via Avenir Issuer Ireland DAC
6.927% due 02/19/2027		900	826

Temasek Financial Ltd.
2.375% due 08/02/2041		1,000	709

Trust Fibra Uno
6.390% due 01/15/2050		500	404
6.950% due 01/30/2044		300	261

			5,339

INDUSTRIALS 34.9%

Alfa Desarrollo SpA
4.550% due 09/27/2051		199	152

AngloGold Ashanti Holdings PLC
3.375% due 11/01/2028		300	262
3.750% due 10/01/2030		300	260

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Antofagasta PLC
2.375% due 10/14/2030		$200	$161

Charter Communications Operating LLC
3.850% due 04/01/2061		300	175

CSN Resources SA
4.625% due 06/10/2031		200	159

DAE Funding LLC
2.625% due 03/20/2025		200	187

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050		900	566

GC Treasury Center Co. Ltd.
4.300% due 03/18/2051		400	280

Globe Telecom, Inc.
3.000% due 07/23/2035		700	509

Guara Norte SARL
5.198% due 06/15/2034		820	695

Health & Happiness H&H International Holdings Ltd.
5.625% due 10/24/2024		200	178

JSW Steel Ltd.
5.050% due 04/05/2032		300	237

Melco Resorts Finance Ltd.
5.250% due 04/26/2026		300	264

Metalsa SA de CV
3.750% due 05/04/2031		300	237

OCP SA
5.125% due 06/23/2051		500	381

Oracle Corp.
3.600% due 04/01/2040 (f)		400	295

Petroleos del Peru SA
5.625% due 06/19/2047		800	525

Petroleos Mexicanos
6.375% due 01/23/2045 (f)		1,400	870
6.750% due 09/21/2047		600	384

Prosus NV
3.680% due 01/21/2030		200	167

Stillwater Mining Co.
4.000% due 11/16/2026		200	177

T-Mobile USA, Inc.
3.600% due 11/15/2060 (f)		300	199

Vale SA
3.202% due 12/29/2049 ~(d)	BRL	14,500	1,025

			8,345

UTILITIES 16.3%

FEL Energy SARL
5.750% due 12/01/2040		$1,109	950

Galaxy Pipeline Assets Bidco Ltd.
2.940% due 09/30/2040 (f)		773	625

LLPL Capital Pte. Ltd.
6.875% due 02/04/2039		768	678

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	27

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mong Duong Finance Holdings BV
5.125% due 05/07/2029		$600	$500

Oi SA
10.000% due 07/27/2025		400	69

Peru LNG SRL
5.375% due 03/22/2030		200	167

Poinsettia Finance Ltd.
6.625% due 06/17/2031		824	699

Southern California Edison Co.
2.950% due 02/01/2051 (f)		300	194

			3,882

Total Corporate Bonds & Notes (Cost $20,069)			17,566

U.S. TREASURY OBLIGATIONS 1.7%

U.S. Treasury Bonds
1.750% due 08/15/2041		600	411

Total U.S. Treasury Obligations (Cost $419)			411

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.2%

Mortimer BTL PLC
4.507% due 06/21/2052 •	GBP	71	86

Primrose Residential DAC
2.644% due 03/24/2061 ~	EUR	84	88

Shamrock Residential DAC
2.744% due 12/24/2059 ~		78	83

Stratton Mortgage Funding PLC
3.656% due 01/20/2054 •	GBP	91	107
3.826% due 07/20/2060 •		73	87

Trinity Square PLC
3.729% due 07/15/2059 •		72	86

Total Non-Agency Mortgage-Backed Securities (Cost $583)			537

SOVEREIGN ISSUES 23.5%

Argentina Government International Bond
1.500% due 07/09/2035 þ		$1,500	382

Bahamas Government International Bond
9.000% due 06/16/2029		200	172

Chile Government International Bond
3.100% due 05/07/2041 (f)		600	433

Colombia Government International Bond
3.000% due 01/30/2030		200	154
4.125% due 02/22/2042		200	126
5.625% due 02/26/2044		300	221

Colombian TES
6.250% due 11/26/2025	COP	1,980,200	350

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Congolese Government International Bond
6.000% due 06/30/2029 þ		$268	$224

Emirate of Dubai Government International Bond
3.900% due 09/09/2050 (f)		1,500	1,081

Finance Department Government of Sharjah
4.000% due 07/28/2050		200	132

Ghana Government International Bond
7.750% due 04/07/2029 ^(a)		300	113
8.750% due 03/11/2061 ^(a)		200	71

Israel Government International Bond
0.150% due 07/31/2023	ILS	2,000	558

Mexico Government International Bond
5.500% due 03/04/2027	MXN	7,000	313

Poland Government International Bond
2.750% due 04/25/2028 (f)	PLN	600	113

Romania Government International Bond
2.000% due 04/14/2033 (f)	EUR	600	413

Saudi Government International Bond
4.500% due 10/26/2046		$550	489

Senegal Government International Bond
6.750% due 03/13/2048		200	142

Serbia Government International Bond
2.050% due 09/23/2036	EUR	200	121

Total Sovereign Issues (Cost $6,057)			5,608

SHORT-TERM INSTRUMENTS 5.8%

HUNGARY TREASURY BILLS 2.6%
18.250% due 01/03/2023 (b)(c)	HUF	234,000	627

U.S. TREASURY BILLS 3.2%
3.882% due 01/31/2023 - 03/09/2023 (b)(c)(i)		$758	755

Total Short-Term Instruments (Cost $1,354)			1,382

Total Investments in Securities (Cost $29,471)			26,481

Total Investments 110.8% (Cost $29,471)			$26,481

Financial Derivative Instruments (g)(h) (1.3)% (Cost or Premiums, net $7)			(301)

Other Assets and Liabilities, net (9.5)%			(2,290)

Net Assets 100.0%			$23,890

28	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2022

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is not accruing income as of the date of this report.

(b)	Coupon represents a weighted average yield to maturity.

(c)	Zero coupon security.

(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
MEI	9.100%	12/12/2022	TBD	(2)	PLN	(482)	$(110)
SCX	4.100	11/04/2022	TBD	(2)	$	(765)	(770)
SOG	1.600	12/12/2022	01/16/2023		EUR	(394)	(423)
	4.600	10/31/2022	01/31/2023		$	(1,421)	(1,432)
	4.900	10/12/2022	04/12/2023			(306)	(310)

Total Reverse Repurchase Agreements							$(3,045)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
MEI	$0	$(110)	$0	$(110)	$113	$3
SCX	0	(770)	0	(770)	937	167
SOG	0	(2,165)	0	(2,165)	2,215	50

Total Borrowings and Other Financing Transactions	$0	$(3,045)	$0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	29

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$(1,062)	$(310)	$(1,372)
Sovereign Issues	0	(423)	(370)	(880)	(1,673)

Total Borrowings	$0	$(423)	$(1,432)	$(1,190)	$(3,045)

Payable for reverse repurchase agreements					$(3,045)

(f)	Securities with an aggregate market value of $3,515 have been pledged as collateral under the terms of the above master agreements as of December 31, 2022.

(1)

The average amount of borrowings outstanding during the period ended December 31, 2022 was $(3,124) at a weighted average interest rate of 3.258%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month COP-IBR Compounded-OIS	9.310%	Quarterly	11/26/2025	COP	1,818,300	$2	$11	$13	$0	$0
Receive	6-Month PLN-WIBOR	6.300	Annual	04/25/2028	PLN	600	(4)	1	(3)	0	0
Receive	28-Day MXN-TIIE	8.180	Lunar	03/04/2027	MXN	6,400	1	8	9	1	0

Total Swap Agreements							$(1)	$20	$19	$1	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$1	$1	$0	$0	$0	$0

Cash of $38 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

30	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2022

(h) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2023		HUF	5,209	$		13	$0	$(1)
	02/2023		GBP	319			376	0	(10)
	02/2023	$		325		EUR	307	4	0
CBK	01/2023		PLN	16	$		4	0	0
	02/2023	$		42		BRL	227	1	0
	03/2023			25		MXN	498	0	0
	07/2023		ILS	1,960	$		564	0	(1)
GLM	01/2023		CNH	2,974			428	0	(3)
	01/2023		HUF	52,540			135	0	(6)
	01/2023		PLN	529			104	0	(16)
	01/2023	$		108		PLN	480	2	0
	02/2023		COP	1,818,600	$		399	27	0
JPM	01/2023		HUF	109,530			279	0	(14)
	01/2023	$		2		CNY	12	0	0
	03/2023		MXN	153	$		8	0	0
	03/2023	$		3		CNY	22	0	0
MBC	02/2023		EUR	1,886	$		1,956	0	(69)
	02/2023		MXN	79			4	0	0
RBC	03/2023	$		1		MXN	28	0	0
	04/2023		MXN	6,664	$		321	0	(14)
SCX	02/2023	$		418		EUR	394	5	0
	03/2023		AED	2,679	$		730	0	0
UAG	01/2023		HUF	66,623			174	0	(5)
	01/2023	$		4		PLN	16	0	0

Total Forward Foreign Currency Contracts								$39	$(139)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
JPM	State Oil Company of Azerb	5.000%	Quarterly	06/20/2026	3.461%	$200	$2	$8	$10	$0

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
MYC	Receive	RCKM Ltd. «	0	0.000%	Maturity	01/30/2033	CNY	4,000	$6	$(218)	$0	$(212)

Total Swap Agreements									$8	$(210)	$10	$(212)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	31

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$4	$0	$0	$4	$(11)	$0	$0	$(11)	$(7)	$0	$(7)
CBK	1	0	0	1	(1)	0	0	(1)	0	0	0
GLM	29	0	0	29	(25)	0	0	(25)	4	0	4
JPM	0	0	10	10	(14)	0	0	(14)	(4)	0	(4)
MBC	0	0	0	0	(69)	0	0	(69)	(69)	0	(69)
MYC	0	0	0	0	0	0	(212)	(212)	(212)	163	(49)
RBC	0	0	0	0	(14)	0	0	(14)	(14)	0	(14)
SCX	5	0	0	5	0	0	0	0	5	0	5
UAG	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)

Total Over the Counter	$39	$0	$10	$49	$(139)	$0	$(212)	$(351)

(i)

Securities with an aggregate market value of $163 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

32	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2022

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1	$1

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$39	$0	$39
Swap Agreements	0	10	0	0	0	10

	$0	$10	$0	$39	$0	$49

	$0	$10	$0	$39	$1	$50

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$139	$0	$139
Swap Agreements	0	0	212	0	0	212

	$0	$0	$212	$139	$0	$351

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$18	$0	$0	$8	$26

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$48	$0	$48
Swap Agreements	0	(114)	9	0	0	(105)

	$0	$(114)	$9	$48	$0	$(57)

	$0	$(96)	$9	$48	$8	$(31)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$9	$0	$0	$(1)	$8

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(134)	$0	$(134)
Swap Agreements	0	351	(219)	0	84	216

	$0	$351	$(219)	$(134)	$84	$82

	$0	$360	$(219)	$(134)	$83	$90

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	33

Schedule of Investments PIMCO Flexible Emerging Markets Income Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$977	$977
Corporate Bonds & Notes
Banking & Finance	0	5,339	0	5,339
Industrials	0	8,345	0	8,345
Utilities	0	3,882	0	3,882
U.S. Treasury Obligations	0	411	0	411
Non-Agency Mortgage-Backed Securities	0	537	0	537
Sovereign Issues	0	5,608	0	5,608
Short-Term Instruments
Hungary Treasury Bills	0	627	0	627
U.S. Treasury Bills	0	755	0	755
Total Investments	$0	$25,504	$977	$26,481

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1	0	1
Over the counter	0	49	0	49
	$0	$50	$0	$50

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(139)	$(212)	$(351)
Total Financial Derivative Instruments	$0	$(89)	$(212)	$(301)
Totals	$0	$25,415	$765	$26,180

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2022:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2022 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$1,261	$232	$(1,209)	$9	$(99)	$55	$728	$0	$977	$9
Corporate Bonds & Notes
Industrials	1,166	22	0	7	0	(148)	0	(1,047)	0	0

	$2,427	$254	$(1,209)	$16	$(99)	$(93)	$728	$(1,047)	$977	$9

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$0	$0	$0	$0	$(212)	$0	$(212)	$0

Totals	$2,427	$254	$(1,209)	$16	$(99)	$(93)	$516	$(1,047)	$765	$9

34	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2022

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2022	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$977	Third Party Vendor	Broker Quote	35.000 - 99.000	82.670

Financial Derivative Instruments -Liabilities
Over the counter	(212)	Indicative Market Quotation	Broker Quote	(36.937)	—

Total	$765

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	35

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 168.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 42.2%

AmSurg LLC
TBD% due 04/29/2027 µ		$6,692	$6,550

AP Core Holdings LLC
9.884% (LIBOR01M + 5.500%) due 09/01/2027 ~		17,545	15,917

Casino Guichard-Perrachon SA
5.340% (EUR003M + 4.000%) due 08/31/2025 ~	EUR	9,200	8,380

Cengage Learning, Inc.
7.814% (LIBOR06M + 4.750%) due 07/14/2026 ~		$2,260	2,038

Comexposium
4.969% (EUR001Y + 4.000%) due 03/28/2026 ~	EUR	50,190	45,040

Diamond Sports Group LLC
12.317% due 05/25/2026		$48,813	46,383

Diebold, Inc.
TBD% - 7.480% (LIBOR03M + 2.750%) due 11/06/2023 ~		10,897	7,715

DirecTV Financing LLC
9.384% (LIBOR01M + 5.000%) due 08/02/2027 ~		4,881	4,763

Envision Healthcare Corp.
12.119% due 04/29/2027		36,808	36,026
15.744% due 04/28/2028		89,448	73,198

Exgen Texas Power LLC
10.576% (LIBOR03M + 6.750%) due 10/08/2026 «~		36,929	37,114

Fifth Avenue Trust
9.376% (LIBOR01M + 5.500%) due 08/27/2025 «~		5,132	5,047

Forest Park Corp.
5.780% due 12/11/2024 «		303	306

Gateway Casinos & Entertainment Ltd.
12.138% due 10/15/2027		54,072	53,396
12.565% due 10/18/2027	CAD	11,797	8,603

Gibson Brands, Inc.
9.125% (LIBOR03M + 5.000%) due 08/11/2028 «~		$6,039	4,469

GIP Blue Holding LP
9.230% (LIBOR03M + 4.500%) due 09/29/2028 ~		4	4

Instant Brands Holdings, Inc.
9.735% (LIBOR03M + 5.000%) due 04/12/2028 ~		15,776	10,664

Intelsat Jackson Holdings SA
7.445% due 02/01/2029		12,878	12,459

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kiwi VFS Sub SARL
9.202% (EUR003M + 7.000%) due 05/16/2029 «~	EUR	34,650	$37,239
10.927% due 05/16/2029 «	GBP	6,551	7,920

Kronos Acquisition Holdings, Inc.
10.509% due 12/22/2026		$13,860	13,444

Lealand Finance Co. BV
7.384% (LIBOR01M + 3.000%) due 06/28/2024 ~		171	111

Lealand Finance Co. BV (5.384% Cash and 3.000% PIK)
8.384% (LIBOR01M + 1.000%) due 06/30/2025 ~(c)		2,403	1,290

LifeMiles Ltd.
9.985% (LIBOR03M + 5.250%) due 08/30/2026 ~		6,674	6,231

Market Bidco Ltd.
6.552% (EUR003M + 4.750%) due 07/31/2028 ~	EUR	34,357	32,456

Merrill Lynch Mortgage Investors Trust
8.000% due 06/01/2023 «(k)		$5,844	5,779

Montgomery Plaza Apartments
5.900% due 11/11/2024 «		339	342

NAC Aviation 29 DAC
4.008% due 06/30/2026		34,881	29,256

Oi SA
TBD% due 02/26/2035 «		38,023	13,308

Poseidon Bidco SASU
7.452% (EUR003M + 5.250%) due 07/14/2028 «~	EUR	35,100	32,373

Preylock Reitman Santa Cruz Mezz LLC
9.944% due 11/09/2023 «(k)		$7,900	7,835

Profrac Services LLC
11.105% due 03/31/2023 «		41,179	40,764
11.105% due 03/04/2025 «		22,429	23,214

Project Anfora Senior
4.128% (EUR003M + 2.750%) due 10/01/2026 «~(k)	EUR	35,447	37,041

Project Quasar Pledgco SLU
4.936% (EUR001M + 3.250%) due 03/15/2026 «~		14,625	15,321

Promotora de Informaciones SA
TBD% due 06/30/2026 «		8,200	8,690
TBD% - 6.552% (EUR003M + 4.500%) due 12/31/2026 «~		999	866
6.708% (EUR003M + 5.250%) due 12/31/2026 «~		54,111	49,814
8.000% (EUR003M + 8.000%) due 06/30/2027 «~		14,067	13,176

PUG LLC
5.398% (EUR001M + 3.500%) due 02/12/2027 ~		5,000	4,121

36	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.884% (LIBOR01M + 3.500%) due 02/12/2027 ~		$8,548	$7,116
8.634% (LIBOR01M + 4.250%) due 02/12/2027 «~		4,987	4,152

Quantum Bidco Ltd.
7.616% due 01/29/2028	GBP	7,000	7,232

Redstone Holdco 2 LP
9.108% (LIBOR03M + 4.750%) due 04/27/2028 ~		$11,532	8,040
12.108% (LIBOR03M + 7.750%) due 04/27/2029 ~		6,000	3,041

Rising Tide Holdings, Inc.
12.985% (LIBOR03M + 8.250%) due 05/25/2029 «~		2,779	1,042

Sigma Bidco BV
10.870% (WIBOR06M + 3.500%) due 07/02/2025 ~	PLN	31,527	5,532

Softbank Vision Fund
5.000% due 12/21/2025 «		$34,658	33,341

Steenbok Lux Finco 2 SARL
10.000% (LIBOR06M + 10.000%) due 06/30/2023 ~	EUR	42,297	20,262

Steenbok Lux Finco 2 SARL (10.750% PIK)
10.750% (EUR006M) due 06/30/2023 ~(c)		87,966	60,578

Sunseeker
TBD% - 5.550% (LIBOR06M + 5.500%) due 10/31/2028 «~		$31,800	30,259

Syniverse Holdings, Inc.
11.580% due 05/13/2027		61,616	54,068

Team Health Holdings, Inc.
7.134% (LIBOR01M + 2.750%) due 02/06/2024 ~		26,495	22,785
9.573% due 03/02/2027		2,864	2,167

Telemar Norte Leste SA
TBD% due 02/26/2035 «		112,459	39,361

U.S. Renal Care, Inc.
9.438% (LIBOR01M + 5.000%) due 06/26/2026 ~		64,543	36,427
9.938% (LIBOR01M + 5.500%) due 06/26/2026 ~		15,486	8,740

Veritas U.S., Inc.
9.730% (LIBOR03M + 5.000%) due 09/01/2025 ~		23,776	16,893

Viad Corp.
9.384% (LIBOR01M + 5.000%) due 07/30/2028 ~		6,221	5,900

Walgreens
5.890% due 03/01/2025 «		857	856
6.000% due 03/06/2030 «		625	661

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (c)		8,562	6,657

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Windstream Services LLC
8.423% due 02/28/2027 «		$29,490	$28,134
10.673% (LIBOR01M + 6.250%) due 09/21/2027 ~		6,955	6,325

Total Loan Participations and Assignments (Cost $1,321,247)			1,168,232

CORPORATE BONDS & NOTES 29.2%

BANKING & FINANCE 10.7%

ADLER Group SA
1.875% due 01/14/2026	EUR	11,300	4,944
2.250% due 04/27/2027		7,800	2,956
2.250% due 01/14/2029		700	254
2.750% due 11/13/2026		1,500	648
3.250% due 08/05/2025		7,500	3,336
12.500% due 07/31/2025 «(k)		20,902	22,153

ADLER Real Estate AG
1.875% due 04/27/2023		1,000	996
2.125% due 02/06/2024		10,500	9,975
3.000% due 04/27/2026		4,600	3,441

Armor Holdco, Inc.
8.500% due 11/15/2029 (m)		$4,400	3,310

Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026	EUR	32,041	29,501
2.625% due 04/28/2025		10,390	10,093
3.625% due 09/24/2024		3,664	3,733
5.375% due 01/18/2028 •		21,218	18,364
8.000% due 01/22/2030 •		6,887	6,469
8.500% due 09/10/2030 •		1,500	1,416
10.500% due 07/23/2029		22,387	22,257

Banco de Credito del Peru SA
4.650% due 09/17/2024	PEN	1,300	320

Claveau Re Ltd.
21.590% (T-BILL 3MO + 17.250%) due 07/08/2028 ~(m)		$3,400	3,330

Corestate Capital Holding SA
3.500% due 04/15/2023 ^(d)	EUR	5,400	905

Corsair International Ltd.
5.473% due 01/28/2027 •		2,300	2,444
5.823% due 01/28/2029 •		1,300	1,378

Country Garden Holdings Co. Ltd.
3.875% due 10/22/2030		$300	159
6.150% due 09/17/2025		1,000	657

Credit Suisse Group AG
2.875% due 04/02/2032 •	EUR	250	194
3.091% due 05/14/2032 •		$250	173
4.194% due 04/01/2031 •		300	233
6.537% due 08/12/2033 •		250	220
7.250% due 09/12/2025 •(i)(j)(m)		200	144
9.016% due 11/15/2033 •		650	667

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	37

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025 (m)		$668	$663

Fairfax India Holdings Corp.
5.000% due 02/26/2028 (m)		12,400	11,095

Farringdon Mortgages
4.080% due 07/15/2047	GBP	5,675	4,211

FloodSmart Re Ltd.
17.917% (T-BILL 3MO + 13.000%) due 03/01/2024 ~(m)		$2,246	2,078
21.667% (T-BILL 3MO + 16.750%) due 03/01/2024 ~(m)		643	514

Hestia Re Ltd.
13.840% (T-BILL 1MO + 9.500%) due 04/22/2025 ~		3,520	2,904

Huarong Finance Co. Ltd.
3.375% due 02/24/2030		1,200	916
3.875% due 11/13/2029		800	633
4.250% due 11/07/2027		300	257
4.500% due 05/29/2029		1,200	997
4.625% due 06/03/2026		400	353
4.750% due 04/27/2027		1,100	961
4.950% due 11/07/2047		600	412

Jefferson Capital Holdings LLC
6.000% due 08/15/2026 (m)		4,680	3,879

Navient Corp.
5.625% due 01/25/2025		139	126

Piper Sandler Cos.
5.200% due 10/15/2023		2,900	2,874

Sanders Re Ltd.
16.090% (T-BILL 3MO + 11.750%) due 04/09/2029 ~		6,399	6,077

Seazen Group Ltd.
4.450% due 07/13/2025		200	141
6.150% due 04/15/2023		200	190

Sunac China Holdings Ltd.
7.000% due 07/09/2025 ^(d)		300	66

Toll Road Investors Partnership LP
0.000% due 02/15/2043 (g)(m)		100,582	25,626

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	993	1,186
7.395% due 03/28/2024		967	1,168

Uniti Group LP
6.000% due 01/15/2030 (m)		$31,176	19,768
7.875% due 02/15/2025 (m)		30,602	29,688

Veraison Re Ltd.
6.843% (T-BILL 1MO + 2.500%) due 03/10/2031 ~		3,100	3,110

Voyager Aviation Holdings LLC
8.500% due 05/09/2026 (m)		22,311	17,709

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Yosemite Re Ltd.
14.087% (T-BILL 3MO + 9.750%) due 06/06/2025 ~		$3,730	$3,594

			295,866

INDUSTRIALS 15.6%

Altice Financing SA
5.750% due 08/15/2029 (m)		9,526	7,511

Altice France Holding SA
10.500% due 05/15/2027 (m)		23,800	18,199

Bombardier, Inc.
7.500% due 03/15/2025		1	1

CGG SA
7.750% due 04/01/2027	EUR	16,600	14,582
8.750% due 04/01/2027 (m)		$22,793	18,257

Champion Path Holdings Ltd.
4.500% due 01/27/2026		12,177	10,632
4.850% due 01/27/2028		20,944	17,670

Community Health Systems, Inc.
8.000% due 03/15/2026 (m)		4,827	4,405

DISH DBS Corp.
5.250% due 12/01/2026 (m)		18,948	15,996
5.750% due 12/01/2028 (m)		17,398	13,918

DTEK Energy BV (3.500% Cash and 3.500% PIK)
7.000% due 12/31/2027 (c)		14,509	3,999

Endurance International Group Holdings, Inc.
6.000% due 02/15/2029 (m)		9,419	6,487

Exela Intermediate LLC
11.500% due 07/15/2026		10	2

Greene King Finance PLC
5.602% (SONIO/N + 2.199%) due 03/15/2036 ~	GBP	200	184

Intelsat Jackson Holdings SA
6.500% due 03/15/2030 (m)		$49,498	44,375

Inter Media & Communication SpA
6.750% due 02/09/2027	EUR	1,677	1,706

Market Bidco Finco PLC
4.750% due 11/04/2027		3,700	3,196

Melco Resorts Finance Ltd.
4.875% due 06/06/2025 (m)		$1,500	1,380
5.250% due 04/26/2026 (m)		1,590	1,402
5.375% due 12/04/2029 (m)		700	563

National Collegiate Student Loan Trust
4.767% due 06/01/2045		50	44

Noble Corp. PLC (11.000% Cash or 15.000% PIK)
11.000% due 02/15/2028 (c)(m)		1,580	1,758

NPC Ukrenergo
6.875% due 11/09/2028 ^(d)		1,800	320

38	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petroleos de Venezuela SA
5.375% due 04/12/2027 ^(d)		$440	$21
6.000% due 05/16/2024 ^(d)		650	33
6.000% due 11/15/2026 ^(d)		430	21

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	1,500	1,260

Prime Healthcare Services, Inc.
7.250% due 11/01/2025 (m)		$11,056	9,360

Prosus NV
2.031% due 08/03/2032	EUR	500	381

Seagate HDD Cayman
4.091% due 06/01/2029 (m)		$1,000	831

Studio City Co. Ltd.
7.000% due 02/15/2027 (m)		1,200	1,124

Studio City Finance Ltd.
5.000% due 01/15/2029 (m)		1,400	1,036
5.000% due 01/15/2029		200	148

Topaz Solar Farms LLC
4.875% due 09/30/2039 (m)		2,907	2,587
5.750% due 09/30/2039 (m)		20,603	19,584

U.S. Renal Care, Inc.
10.625% due 07/15/2027 (m)		60,974	13,414

Vale SA
3.202% due 12/29/2049 ~(i)	BRL	313,730	22,169

Veritas U.S., Inc.
7.500% due 09/01/2025 (m)		$17,700	12,228

Viking Cruises Ltd.
13.000% due 05/15/2025 (m)		6,287	6,643

Viking Ocean Cruises Ship Ltd.
5.625% due 02/15/2029 (m)		400	323

Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK)
10.500% due 11/15/2026 (c)(m)		111,687	103,031

Windstream Escrow LLC
7.750% due 08/15/2028 (m)		37,049	30,276

Wynn Macau Ltd.
5.125% due 12/15/2029 (m)		400	324
5.500% due 01/15/2026		7,100	6,524
5.500% due 01/15/2026 (m)		7,400	6,800
5.500% due 10/01/2027 (m)		1,700	1,489
5.625% due 08/26/2028 (m)		7,700	6,594
5.625% due 08/26/2028		200	171

			432,959

UTILITIES 2.9%

Eskom Holdings SOC Ltd.
6.750% due 08/06/2023		23,918	23,091

FEL Energy SARL
5.750% due 12/01/2040 (m)		5,913	5,069

NGD Holdings BV
6.750% due 12/31/2026		1,378	642

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Oi SA
10.000% due 07/27/2025	$54,838	$9,476

Pacific Gas & Electric Co.
3.750% due 08/15/2042 (m)	26	18
4.000% due 12/01/2046	4	3
4.200% due 06/01/2041 (m)	4,400	3,274
4.250% due 03/15/2046 (m)	2,555	1,787
4.300% due 03/15/2045 (m)	1,575	1,122
4.400% due 03/01/2032 (m)	2,800	2,451
4.450% due 04/15/2042 (m)	3,732	2,791
4.500% due 12/15/2041 (m)	368	261
4.600% due 06/15/2043	20	15

Peru LNG SRL
5.375% due 03/22/2030	34,272	28,673

Rio Oil Finance Trust
9.250% due 07/06/2024 (m)	1,128	1,145
9.250% due 07/06/2024	883	896

		80,714

Total Corporate Bonds & Notes (Cost $983,859)		809,539

CONVERTIBLE BONDS & NOTES 0.9%

BANKING & FINANCE 0.6%

PennyMac Corp.
5.500% due 03/15/2026 (m)	18,075	14,810

INDUSTRIALS 0.3%

DISH Network Corp.
3.375% due 08/15/2026 (m)	3,300	2,076

Multiplan Corp. (6.000% Cash or 7.000% PIK)
6.000% due 10/15/2027 (c)(m)	10,600	6,810

		8,886

Total Convertible Bonds & Notes (Cost $31,937)		23,696

MUNICIPAL BONDS & NOTES 1.3%

MICHIGAN 0.2%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	7,200	5,184

PUERTO RICO 1.1%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043 (g)	29,676	13,020
0.000% due 11/01/2051 (g)	51,059	18,498

		31,518

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	39

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)		$1,200	$89

Total Municipal Bonds & Notes (Cost $47,637)			36,791

U.S. GOVERNMENT AGENCIES 0.7%

Fannie Mae
0.269% due 02/25/2052 •(a)(m)		220,730	2,641
1.500% due 02/25/2036 (a)(m)		11,828	598
4.000% due 09/25/2051 (a)(m)		26,765	6,092

Freddie Mac
0.700% due 11/25/2055 ~(a)		63,412	4,060
2.010% due 11/25/2045 ~(a)		24,637	1,986
2.332% due 08/15/2026 ~(a)(m)		1,164	35
3.000% due 02/25/2051 (a)(m)		8,177	1,368
4.500% due 12/25/2050 (a)(m)		4,111	748

Total U.S. Government Agencies (Cost $25,099)			17,528

NON-AGENCY MORTGAGE-BACKED SECURITIES 48.2%

225 Liberty Street Trust
4.649% due 02/10/2036 ~(m)		7,616	6,205

280 Park Avenue Mortgage Trust
6.356% due 09/15/2034 •(m)		9,645	8,738
7.064% due 09/15/2034 •(m)		7,233	6,524

Adjustable Rate Mortgage Trust
4.929% due 02/25/2036 •		35	21
5.389% due 10/25/2035 ~(m)		2,134	1,966
5.409% due 11/25/2035 •(m)		1,528	1,441
5.539% due 01/25/2035 •(m)		2,419	2,100
6.189% due 02/25/2035 •		1,576	1,438

Alba PLC
0.000% due 12/15/2038 (g)	GBP	0	1,580
8.522% due 12/15/2038 •		3,491	3,012

Anthracite Ltd.
5.678% due 06/20/2041		$6,279	117

Ashford Hospitality Trust
7.068% due 06/15/2035 •(m)		7,750	7,328
7.418% due 04/15/2035 •(m)		15,356	14,089

Atrium Hotel Portfolio Trust
7.618% due 12/15/2036 •(m)		44,936	40,259
7.718% due 06/15/2035 ~(m)		16,369	15,111

Austin Fairmont Hotel Trust
6.568% due 09/15/2032 ~(m)		3,500	3,322

BAMLL Commercial Mortgage Securities Trust
3.606% due 08/14/2034 ~		3,500	2,726
3.606% due 08/14/2034 ~(m)		2,716	1,572
6.218% due 03/15/2037 ~(m)		1,000	982

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.712% due 03/15/2037 •(m)	$4,600	$4,274
8.068% due 09/15/2038 •(m)	24,605	21,157

BAMLL Re-REMIC Trust
5.882% due 06/17/2050 ~(m)	3,000	986

Banc of America Funding Trust
0.832% due 10/25/2036 ~(m)	17,612	6,478
2.569% due 08/25/2047 ^~(m)	1,511	1,063
4.302% due 02/27/2037 ~	2,757	2,421
6.000% due 07/25/2036 (m)	576	456

Banc of America Mortgage Trust
3.436% due 06/25/2034 ~	170	136
5.750% due 07/20/2032 ~	21	19

Bancorp Commercial Mortgage Trust
8.068% due 08/15/2032 •(m)	2,817	2,796

Barclays Commercial Mortgage Securities Trust
3.688% due 02/15/2053 ~(m)	6,000	3,819
7.868% due 07/15/2037 •(m)	22,100	20,587

Barclays Commercial Real Estate Trust
4.563% due 08/10/2033 ~(m)	15,680	13,000

BCAP LLC Trust
3.362% due 08/28/2037 ~(m)	11,005	6,944
3.998% due 05/26/2037 ~	2,308	1,927
6.000% due 05/26/2037 ~(m)	7,255	5,773
6.500% due 06/26/2037 ~	2,001	564

Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~	41	38

Beneria Cowen & Pritzer Collateral Funding Corp.
7.956% due 06/15/2038 ~(m)	4,900	4,035
8.952% due 06/15/2038 •(m)	5,500	3,985

BFLD Trust
8.018% due 10/15/2035 •	7,000	5,738

BMO Mortgage Trust
3.269% due 02/17/2055 ~(m)	12,569	10,014

BWAY Mortgage Trust
8.168% due 09/15/2036 ~(m)	7,654	6,542
9.168% due 09/15/2036 •(m)	6,611	5,322
10.168% due 09/15/2036 ~(m)	3,000	2,325

BX Commercial Mortgage Trust
6.270% (US0001M + 1.952%) due 05/15/2038 ~(m)	4,900	4,588
7.376% due 01/17/2039 •(m)	10,250	9,597

BX Trust
6.738% due 05/15/2035 •(m)	4,500	4,307
6.745% due 10/15/2026 •(m)	5,000	4,589
7.055% due 10/15/2036 ~(m)	3,739	3,428
7.238% due 05/15/2035 ~(m)	5,345	5,012
7.593% due 07/15/2034 •(m)	8,462	8,335
7.805% due 10/15/2036 •(m)	2,436	2,227
8.693% due 07/15/2034 •(m)	18,031	17,407
8.693% due 07/15/2034 ~(m)	7,885	7,752

BXP Trust
2.775% due 01/15/2044 ~	7,000	4,399

40	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CD Mortgage Trust
5.688% due 10/15/2048	$268	$237

Chase Mortgage Finance Trust
3.393% due 03/25/2037 ^~	45	41

Chevy Chase Funding LLC Mortgage-Backed Certificates
4.759% due 01/25/2036 •(m)	3,917	2,651

Citigroup Commercial Mortgage Trust
3.518% due 05/10/2035 ~(m)	8,200	7,247
5.447% due 12/10/2049 ~	768	379
7.243% due 12/15/2036 •(m)	4,000	3,801
8.018% due 10/15/2036 ~(m)	13,140	12,514

Citigroup Mortgage Loan Trust
3.991% due 11/25/2036 ~	477	354
4.194% due 08/25/2035 ~(m)	3,011	2,702
4.250% due 02/25/2054 (m)	13,555	11,823
4.739% due 11/25/2036 ~(m)	4,562	3,394
6.000% due 08/25/2035 (m)	3,172	2,319

Colony Mortgage Capital Ltd.
7.039% due 11/15/2038 •(m)	8,250	7,611
7.735% due 11/15/2038 ~(m)	12,700	11,564

COLT Mortgage Pass-Through Certificates
2.695% due 05/25/2065 ~(m)	1,156	754
3.550% due 05/25/2065 ~	2,458	1,835
4.553% due 05/25/2065 ~	1,998	1,587

Commercial Mortgage Loan Trust
6.480% due 12/10/2049 ~	2,330	373

Commercial Mortgage Trust
1.217% due 10/10/2048 ~(a)(m)	28,636	806
5.501% due 06/10/2044 ~(m)	1,656	1,488
5.618% due 06/15/2034 •	1,000	861
6.318% due 06/15/2034 •(m)	2,929	2,422
10.318% due 12/15/2038 ~(m)	5,260	3,815

Connecticut Avenue Securities Trust
7.028% due 10/25/2041 ~(m)	7,600	7,163
9.928% due 10/25/2041 ~(m)	18,950	17,278

Countrywide Alternative Loan Trust
4.769% due 07/25/2046 ^•(m)	1,683	1,606
4.809% due 05/25/2047 ~	3,972	2,607
4.869% due 12/25/2046 ^•	311	192
4.889% due 10/25/2046 •	2	24
5.133% due 12/20/2035 ~	386	107
6.947% due 02/25/2035 ~	305	155

Countrywide Home Loan Mortgage Pass-Through Trust
3.777% due 09/20/2036 ~	102	88
5.089% due 05/25/2035 ~(m)	2,910	1,688
5.089% due 05/25/2035 •(m)	3,351	1,875

Credit Suisse Commercial Mortgage Trust
5.620% due 01/15/2049 ~(m)	8,570	10,306
5.620% due 01/15/2049 ^~(d)	2,500	3,526

Credit Suisse First Boston Mortgage Securities Corp.
3.878% due 12/25/2033 ~	558	483

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.981% due 07/15/2037 ~		$42	$38

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
7.500% due 10/25/2032		686	435

Credit Suisse Mortgage Capital Certificates
3.724% due 10/27/2036 •		14,590	10,307
3.802% due 11/27/2037 ~(m)		4,553	4,186
10.184% due 06/27/2037 ~		987	678

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.500% due 07/25/2036		489	144

Credit Suisse Mortgage Capital Trust
3.704% due 08/15/2037 ~		3,580	3,076
8.668% due 07/15/2032 ~(m)		22,329	20,341

CTDL Trust
4.750% due 05/25/2055 ~(m)		894	787

DBGS Mortgage Trust
4.195% due 04/10/2037 ~(m)		10,000	6,458
6.368% due 06/15/2033 ~(m)		9,300	7,491
6.918% due 06/15/2033 •(m)		5,701	4,440
8.468% due 10/15/2036 ~(m)		6,000	5,062

DBWF Mortgage Trust
7.457% due 12/19/2030 ~(m)		9,850	9,295

Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
3.620% due 09/28/2036 ~(m)		3,750	2,875

DOLP Trust
3.704% due 05/10/2041 ~(m)		14,500	8,784

DROP Mortgage Trust
7.070% due 10/15/2043 ~(m)		5,806	5,162

Dssv SARL
4.378% (EUR003M + 3.000%) due 10/15/2024 «~	EUR	24,016	25,534

Eurosail PLC
2.845% due 03/13/2045 •		250	218
3.811% due 06/13/2045 •	GBP	1,792	1,923
4.861% due 06/13/2045 ~		5,421	4,668
7.011% (SONIO/N + 3.619%) due 06/13/2045 ~		1,641	1,579
7.511% due 06/13/2045 ~		1,781	1,768

Extended Stay America Trust
8.018% due 07/15/2038 ~(m)		$21,501	20,243

FIAC
0.000% due 06/25/2039 «	GBP	1,000	0

Finsbury Square PLC
8.909% due 06/16/2070 •		1,000	1,205

Fontainebleau Miami Beach Trust
3.963% due 12/10/2036 ~(m)		$9,700	8,846

Freddie Mac
7.278% due 09/25/2041 •		3,100	2,661
7.678% due 02/25/2042 •(m)		11,700	11,040
8.678% due 02/25/2042 ~(m)		3,700	3,394

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	41

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.428% due 01/25/2034 •(m)		$14,300	$11,286
10.178% due 09/25/2041 •(m)		3,700	2,978
11.428% due 10/25/2041 ~(m)		12,000	10,264
12.428% due 02/25/2042 ~		1,600	1,327

Fremont Home Loan Trust
6.489% due 01/25/2034 •(m)		1,883	1,554

GC Pastor Hipotecario FTA
2.233% due 06/21/2046 •	EUR	4,237	3,834

GCT Commercial Mortgage Trust
7.668% due 02/15/2038 ~(m)		$12,000	8,757

GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038		1,312	1,244

Great Hall Mortgages PLC
0.000% due 06/25/2039 «	GBP	1,000	13,743

GS Mortgage Securities Corp. Trust
4.591% due 10/10/2032 ~(m)		$5,820	5,474
7.568% due 12/15/2036 •(m)		6,440	6,014

GS Mortgage Securities Trust
3.805% due 10/10/2035 ~(m)		3,000	2,431

GS Mortgage-Backed Securities Corp. Trust
0.000% due 12/25/2060 ~		115	110
0.000% due 12/25/2060 ~(a)		109,542	3,832
0.165% due 12/25/2060 ~(a)		96,038	1,126
2.392% due 12/25/2060 ~(m)		20,531	11,017

GS Mortgage-Backed Securities Trust
0.000% due 07/25/2059 (b)(g)		29	29
0.000% due 07/25/2059 ~(a)		90,539	905
0.000% due 07/25/2059 ~(m)		6,871	4,231

GSMSC Resecuritization Trust
3.067% due 09/26/2037 ~(m)		39,298	16,301

HarborView Mortgage Loan Trust
4.819% due 12/19/2036 ^~(m)		2,730	2,472
4.999% due 03/19/2035 ~(m)		1,650	1,161

Harbour PLC
5.044% due 01/28/2054 •	GBP	4,300	4,882

Hilton Orlando Trust
7.218% due 12/15/2034 ~(m)		$23,000	22,066
8.218% due 12/15/2034 ~(m)		2,207	2,082

HPLY Trust
7.468% due 11/15/2036 •(m)		13,688	12,963
8.218% due 11/15/2036 •(m)		3,982	3,703

HSI Asset Loan Obligation Trust
6.500% due 06/25/2037 (m)		6,889	2,987

Jackson Park Trust
3.242% due 10/14/2039 ~(m)		22,447	16,227

JP Morgan Alternative Loan Trust
4.809% due 03/25/2037 •(m)		2,754	2,433

JP Morgan Chase Commercial Mortgage Securities Trust
3.500% due 07/15/2047 ~(m)		7,308	1,704
3.500% due 07/15/2047 ~		1,490	183
3.756% due 01/05/2031 ~(m)		3,400	3,387
5.882% due 06/15/2049 ~(m)		14,969	3,894
6.768% due 04/15/2038 ~(m)		2,700	2,565

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.818% due 12/15/2036 ~(m)		$3,240	$2,581
7.468% due 02/15/2035 ~(m)		24,000	22,342
7.833% due 11/15/2038 ~(m)		15,000	13,858
8.168% due 03/15/2036 ~(m)		5,000	4,507
8.468% due 02/15/2035 ~(m)		5,000	4,604
8.583% due 11/15/2038 ~(m)		2,756	2,505
10.708% due 11/15/2038 ~(m)		21,526	18,871

JP Morgan Mortgage Trust
3.357% due 06/25/2036 ^~		8	6

JP Morgan Resecuritization Trust
0.000% due 05/26/2036 ~(a)(m)		7,724	1,753

KeyCorp Student Loan Trust
0.000% due 01/01/2050 «		100	22,020
1.000% due 01/01/2050 «		300	29,342

KREST Commercial Mortgage Securities Trust
2.927% due 11/05/2044 ~(m)		22,339	12,955

Ludgate Funding PLC
0.000% due 12/01/2060 «~	GBP	750,000	1,651

LUXE Commercial Mortgage Trust
7.568% due 10/15/2038 •(m)		$26,640	24,436

Mansard Mortgages PLC
6.505% due 10/15/2048 ~	GBP	2,478	2,780

MASTR Adjustable Rate Mortgages Trust
3.002% due 04/25/2035 ~		$811	535

Merrill Lynch Mortgage Investors Trust
5.124% due 07/25/2029 ~		556	479

MFA Trust
3.071% due 08/25/2049 ~(m)		1,185	992
4.978% due 08/25/2049 ~(m)		6,143	5,267

MFT Trust
3.477% due 02/10/2042 ~(m)		12,286	8,348

Morgan Stanley Capital Trust
5.310% due 11/14/2042 ~(m)		7,500	3,894
5.818% due 05/15/2036 ~(m)		4,500	4,058
6.643% due 11/15/2034 ~		2,500	2,311
6.868% due 07/15/2035 •(m)		7,400	7,083
7.593% due 11/15/2034 ~(m)		21,060	19,304
8.793% due 11/15/2034 ~(m)		6,258	5,716

Morgan Stanley Mortgage Capital Holdings Trust
3.740% due 09/13/2039 ~(m)		8,006	5,777

Morgan Stanley Re-REMIC Trust
3.266% due 06/26/2046 ~(m)		8,287	6,703

Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		53	47

Mortgage Funding PLC
6.711% due 03/13/2046 •	GBP	1,700	1,925

MRCD Mortgage Trust
2.718% due 12/15/2036 (m)		$11,000	8,962
4.250% due 12/15/2036 (m)		12,000	9,977
4.250% due 12/15/2036 ~(m)		5,500	4,023

Natixis Commercial Mortgage Securities Trust
3.790% due 11/15/2032 ~(m)		10,033	7,853

42	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.058% due 04/10/2037 ~(m)		$7,000	$5,343
4.135% due 05/15/2039 ~(m)		2,850	2,203
6.718% due 11/15/2034 •(m)		5,000	4,808
7.122% due 02/15/2033 •(m)		5,000	4,987
7.468% due 11/15/2034 ~(m)		1,826	1,762
8.280% due 03/15/2035 ~(m)		4,950	4,727
8.468% due 11/15/2034 •(m)		792	743
9.529% due 03/15/2035 •(m)		9,950	9,413

New York Mortgage Trust
3.558% due 08/25/2061 þ(m)		4,450	3,768

Nomura Resecuritization Trust
2.731% due 10/26/2036 ~(m)		9,458	7,519
3.808% due 07/26/2035 ~		266	228

RBSSP Resecuritization Trust
4.716% due 10/26/2037 •(m)		2,425	1,083

Residential Accredit Loans, Inc. Trust
6.000% due 01/25/2037 ^		143	109

Residential Asset Securitization Trust
5.750% due 03/25/2037 ^		1,782	590

Residential Mortgage Securities PLC
7.731% due 06/20/2070 •	GBP	4,150	4,894

Seasoned Credit Risk Transfer Trust
2.729% due 05/25/2057 ~(m)		$18,036	6,719
4.053% due 11/25/2059 ~(m)		10,241	3,824
4.250% due 11/25/2059 ~(m)		6,300	5,366
5.000% due 04/25/2062 ~(m)		6,500	5,060

Sequoia Mortgage Trust
5.018% due 10/20/2035 •		10	8
5.298% due 10/20/2035 •		237	191
5.328% due 07/20/2033 •		53	47
5.808% due 12/20/2032 •		179	134

SFO Commercial Mortgage Trust
7.218% due 05/15/2038 ~(m)		10,000	8,355

SMRT Commercial Mortgage Trust
7.036% due 01/15/2039 •		11,200	10,262

Starwood Mortgage Residential Trust
3.935% due 11/25/2066 ~		800	486

Starwood Mortgage Trust
7.318% due 04/15/2034 ~(m)		9,724	8,959
8.318% due 04/15/2034 •(m)		6,612	6,267

Stratton Mortgage Funding PLC
5.926% due 07/20/2060 ~	GBP	1,000	1,179
6.387% due 03/12/2052 ~		3,000	3,480
6.426% due 07/20/2060 ~		2,000	2,342

Structured Adjustable Rate Mortgage Loan Trust
4.919% due 12/25/2034 •(m)		$2,042	1,506
5.039% due 10/25/2035 •(m)		5,181	4,845

Structured Asset Mortgage Investments Trust
4.809% due 09/25/2047 ^~(m)		1,984	1,585

TBW Mortgage-Backed Trust
6.830% due 09/25/2036 þ(m)		5,000	2,225

TDA Mixto Fondo de Titulizacion de Activos
1.778% due 10/28/2050 •	EUR	27,477	15,535
2.331% due 12/28/2050 ~		10,003	8,286

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tharaldson Hotel Portfolio Trust
7.698% due 11/11/2034 ~(m)	$14,197	$13,307
8.470% due 11/11/2034 ~(m)	4,571	4,305

TTAN
6.718% due 03/15/2038 ~(m)	11,942	11,272

Verus Securitization Trust
5.412% due 07/25/2067 ~(m)	8,341	7,211

Waikiki Beach Hotel Trust
6.998% due 12/15/2033 •(m)	15,000	13,763

WaMu Mortgage Pass-Through Certificates Trust
2.818% due 05/25/2047 •(m)	1,885	1,022
3.096% due 08/25/2046 ~(m)	7,848	5,361
3.311% due 05/25/2035 ~(m)	449	317
5.289% due 04/25/2045 ~(m)	11,572	8,375
5.394% due 07/25/2045 ~(m)	7,130	5,015

Wells Fargo Commercial Mortgage Trust
0.392% due 12/15/2039 ~(a)(m)	355,000	4,686
3.454% due 12/15/2039 ~(m)	7,935	4,778
3.860% due 09/15/2031 ~(m)	11,000	9,313
4.928% due 12/15/2039 ~(m)	11,535	9,829

Wells Fargo Mortgage-Backed Securities Trust
4.076% due 08/25/2035 ~(m)	1,104	770

Worldwide Plaza Trust
3.596% due 11/10/2036 ~(m)	18,465	10,947

Total Non-Agency Mortgage-Backed Securities (Cost $1,486,251)		1,336,625

ASSET-BACKED SECURITIES 31.7%

510 Loan Acquisition Trust
5.107% due 09/25/2060 þ(m)	6,242	5,958

Acacia CDO Ltd.
5.400% due 11/08/2039 •(m)	27,918	8,829

Accredited Mortgage Loan Trust
4.679% due 02/25/2037 ~(m)	5,235	3,757
6.000% due 10/25/2034 þ(m)	1,863	1,464

ACE Securities Corp. Home Equity Loan Trust
4.809% due 04/25/2036 •(m)	7,748	5,760
5.034% due 12/25/2035 ~	2,939	2,201
5.349% due 08/25/2035 •	3,550	2,591
5.664% due 02/25/2035 •(m)	14,258	11,597

Aegis Asset-Backed Securities Trust
6.089% due 03/25/2035 •(m)	3,100	701

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
7.539% due 09/25/2034 ~	638	574

AIM Aviation Finance Ltd.
6.213% due 02/15/2040 þ	8,373	5,722

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
5.149% due 02/25/2036 •	196	150
5.184% due 10/25/2035 ~(m)	37,281	29,183

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	43

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Asset-Backed Funding Certificates Trust
5.439% due 03/25/2035 •(m)		$5,505	$4,300

Avoca CLO DAC
0.000% due 04/15/2034 ~	EUR	2,250	1,090

Ballyrock CLO Ltd.
0.000% due 04/20/2031 «~		$29,803	8,387

Banco Bilbao Vizcaya Argentaria
2.731% due 03/22/2046 •	EUR	603	388

Bear Stearns Asset-Backed Securities Trust
4.589% due 08/25/2035 ~(m)		$7,692	7,152
5.364% due 08/25/2036 ~(m)		3,919	3,459

Belle Haven ABS CDO Ltd.
3.998% due 07/05/2046 ~		96,561	713

Bombardier Capital Mortgage Securitization Corp.
7.850% due 12/15/2029 ~		4,066	652

Carlyle Global Market Strategies CLO Ltd.
0.000% due 04/17/2031 ~		2,900	870

Carvana Auto Receivables Trust
0.000% due 09/12/2028 «(g)		12	3,538
2.990% due 09/11/2028		73	73

CDC Mortgage Capital Trust
6.939% due 06/25/2034 ~(m)		659	612

Cedar Funding CLO Ltd.
0.000% due 04/20/2031 ~		12,000	5,556

Citigroup Mortgage Loan Trust
5.739% due 11/25/2045 ~		2,756	2,082

Conseco Finance Securitizations Corp.
7.150% due 05/01/2033 ~		1,854	1,649
8.260% due 12/01/2030 ~		15,419	4,346
8.850% due 12/01/2030 ~		19,044	3,967

Consumer Loan Underlying Bond Certificate Issuer Trust
16.511% due 10/15/2043 «~		149	129
16.563% due 12/15/2043 «~		212	193
17.020% due 12/15/2044 ~		656	636
18.997% due 12/15/2044 ~		692	680
19.317% due 10/17/2044 ~		503	487
19.466% due 02/15/2045 ~		1,115	1,077
19.772% due 11/17/2044 ~		591	573
20.309% due 05/16/2044 ~		252	238
20.522% due 02/15/2045 ~		1,330	1,289
20.863% due 08/15/2044 «~		597	560
20.919% due 07/15/2044 ~		653	623
20.998% due 03/15/2045 ~		1,158	1,136
21.057% due 01/16/2045 ~		1,307	1,296
21.279% due 03/15/2045 ~		1,009	1,002
21.420% due 04/17/2045 ~		1,389	1,367
21.642% due 06/15/2044 ~		494	462

Coronado CDO Ltd.
6.000% due 09/04/2038 (m)		250	133
6.265% due 09/04/2038 •(m)		1,753	824

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust
4.639% due 06/25/2047 ~(m)	$26,768	$20,704
4.689% due 06/25/2047 •(m)	26,400	17,964
4.869% due 02/25/2037 ^~(m)	2,700	2,328
5.019% due 06/25/2036 •(m)	4,004	3,629
5.049% due 06/25/2036 •(m)	2,123	2,147
5.124% due 04/25/2036 ~(m)	2,000	1,675
5.349% due 02/25/2036 •(m)	2,390	1,595
5.649% due 01/25/2036 ~(m)	3,477	2,795
5.889% due 10/25/2047 ~(m)	9,916	7,932
6.264% due 10/25/2035 ~(m)	12,368	9,702
6.489% due 08/25/2035 •(m)	3,479	2,531

Credit Suisse First Boston Mortgage Securities Corp.
5.850% due 05/25/2035 þ	978	618

Credit-Based Asset Servicing & Securitization CBO Corp.
4.983% due 09/06/2041 ~	21,238	266

Credit-Based Asset Servicing & Securitization CBO Ltd.
1.418% due 03/17/2040 ~	51,642	1,155
5.083% due 03/13/2047 •	54,782	2,714
5.538% due 03/13/2047	31,297	5,000

Credit-Based Asset Servicing & Securitization LLC
5.783% due 12/25/2036 þ	1,800	1,710
6.767% due 05/25/2035 þ(m)	1,556	1,077

Delta Funding Home Equity Loan Trust
8.100% due 01/15/2030 þ	1,826	1,142

Deutsche Mortgage & Asset Receiving Corp. Re-securitization Trust
0.000% due 12/26/2035 (g)	1,634	961

Diamond Infrastructure Funding LLC
3.475% due 04/15/2049	4,000	3,114

Eaton Vance CLO Ltd.
0.000% due 01/15/2034 ~	14,000	9,008

ECAF Ltd.
3.473% due 06/15/2040	4,088	2,555

Encore Credit Receivables Trust
5.364% due 11/25/2035 ~(m)	13,475	10,797

Exeter Automobile Receivables Trust
0.000% due 05/15/2031 «(g)	7	2,202
0.000% due 08/15/2031 «(g)	16	7,397
0.000% due 09/15/2032 «(g)	21	16,572
0.000% due 12/15/2033 «(g)	17	7,109

Flagship Credit Auto Trust
0.000% due 12/15/2025 «(g)	33	2,337
0.000% due 12/15/2027 «(g)	20	2,277
0.000% due 12/15/2028 «(g)	8	1,591

FREED ABS Trust
0.000% due 09/20/2027 «(g)	5	742

Fremont Home Loan Trust
4.869% due 02/25/2036 •(m)	10,498	6,813

Glacier Funding CDO Ltd.
1.295% due 11/12/2042 •(m)	33,250	6,090

44	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2022

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Greenpoint Manufactured Housing
9.230% due 12/15/2029 ~		$135	$117

GSAMP Trust
4.809% due 05/25/2046 •(m)		26,951	21,510
4.839% due 06/25/2036 •(m)		7,359	5,940
5.049% due 12/25/2035 ~(m)		7,171	5,120
5.064% due 12/25/2035 ~(m)		20,066	16,051
5.169% due 09/25/2035 ~		4,863	3,982
5.739% due 07/25/2045 •		1,277	1,079
6.114% due 08/25/2034 •		672	652
6.264% due 03/25/2034 ^~(m)		2,857	2,505
7.014% due 12/25/2034 ~(m)		9,452	7,314

Harvest CLO DAC
0.000% due 05/22/2029 ~	EUR	2,000	698

Home Equity Asset Trust
4.709% due 08/25/2036 •(m)		$30,153	27,886

Hout Bay Corp.
4.422% due 07/05/2041 •		13,377	2,269
4.622% due 07/05/2041 ~		8,111	868
4.752% due 07/05/2041 ~		3,290	0

HSI Asset Securitization Corp. Trust
4.529% due 12/25/2036 •(m)		9,085	7,640
5.199% due 01/25/2036 ~(m)		17,675	13,057

Huntington CDO Ltd.
5.202% due 11/05/2040 •		10,000	2,861

Ischus CDO Ltd.
4.722% due 01/05/2040 •(m)		3,113	2,622

JP Morgan Mortgage Acquisition Trust
4.603% due 11/25/2036 þ		2,284	2,586

KeyCorp Student Loan Trust
1.000% due 01/01/2050 «		200	24,288

Knollwood CDO Ltd.
4.359% due 01/10/2039 •(m)		8,109	3,528

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042		6,730	5,334

Lakeside CDO Ltd.
4.165% due 01/03/2040 ~(m)		14,772	4,973
4.165% due 01/04/2040 •(m)		19,764	6,654

LendingPoint Pass-Through Trust
0.000% due 03/15/2028 «(g)		2,300	602
0.000% due 04/15/2028 «(g)		2,900	1,186

LNR CDO Ltd.
4.669% due 02/28/2043 ~		2,135	34

Long Beach Mortgage Loan Trust
4.769% due 02/25/2036 ~		496	407
5.514% due 06/25/2035 •(m)		15,024	12,746
6.264% due 04/25/2035 •(m)		4,351	3,634

Man GLG Euro CLO DAC
0.000% due 10/15/2030 ~	EUR	1,762	547

Margate Funding Ltd.
3.488% due 12/04/2044 •(m)		$37,095	12,349

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marlette Funding Trust
0.000% due 07/17/2028 «(g)	$10	$262
0.000% due 04/16/2029 «(g)	17	998
0.000% due 07/16/2029 «(g)	4	336
0.000% due 03/15/2030 «(g)	11	411

MASTR Asset-Backed Securities Trust
5.004% due 01/25/2036 •(m)	8,973	8,357
10.239% due 12/25/2032 ~	445	280

Mercury CDO Ltd.
4.898% due 12/08/2040 •(m)	6,340	4,071

Merrill Lynch Mortgage Investors Trust
5.259% due 05/25/2036 ~(m)	4,464	3,577

MKP CBO Ltd.
4.219% due 07/12/2040 ~(m)	2,590	2,579
4.419% due 07/12/2040 •(m)	44,000	9,240

Morgan Stanley ABS Capital, Inc. Trust
4.459% due 10/25/2036 •	219	108
5.094% due 11/25/2035 ~(m)	5,822	4,797
10.014% due 09/25/2033 ~(m)	1,543	1,376

Morgan Stanley Capital, Inc. Trust
4.944% due 01/25/2036 •(m)	8,698	6,499

Morgan Stanley Home Equity Loan Trust
5.454% due 05/25/2035 •	5,581	4,728

N-Star REL CDO Ltd.
4.540% due 02/01/2041 •	1,234	1,229

National Collegiate Commutation Trust
3.748% due 06/01/2045	22,875	3,652

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
5.004% due 11/25/2035 ~(m)	11,407	7,632
5.469% due 09/25/2035 •(m)	3,000	2,451

NovaStar Mortgage Funding Trust
5.274% due 01/25/2036 •(m)	4,274	3,671

Option One Mortgage Loan Trust Asset-Backed Certificates
5.289% due 11/25/2035 ~	5,829	4,699

Orient Point CDO Ltd.
4.013% due 10/03/2045 •(m)	54,672	18,287
4.013% due 10/03/2045 ~(m)	54,847	18,346

Palisades CDO Ltd.
5.275% due 07/22/2039 •(m)	21,400	9,199
5.650% due 07/22/2039 (m)	2,000	967

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
5.859% due 01/25/2035 ^~(m)	1,730	1,321
6.339% due 02/25/2035 ~(m)	6,028	4,600
6.489% due 12/25/2034 ~(m)	16,910	13,385

PRET LLC
3.844% due 07/25/2051 þ	1,000	844

Putnam Structured Product Funding Ltd.
1.584% due 10/15/2038 ~(m)	2,903	1,955

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	45

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Mortgage Products Trust
4.929% due 03/25/2036 ~(m)	$15,680	$12,376

Rockford Tower CLO Ltd.
0.000% due 01/20/2032 «~	8,300	7,455

RR 7 Ltd.
0.000% due 01/15/2120 ~	5,000	2,586

Saxon Asset Securities Trust
5.189% due 09/25/2047 •(m)	21,892	15,417

Securitized Asset-Backed Receivables LLC Trust
5.364% due 12/25/2034 ~(m)	876	755
5.364% due 04/25/2035 ~(m)	1,457	1,185

SG Mortgage Securities Trust
4.749% due 02/25/2036 ~	4,683	2,742

Sierra Madre Funding Ltd.
4.597% due 09/07/2039 ~(m)	10,593	7,858
4.857% due 09/07/2039 ~	16,000	4,206
5.097% due 09/07/2039 •	10,400	2,715

SMB Private Education Loan Trust
0.000% due 09/15/2045 «(g)	15	619
0.000% due 09/18/2046 «(g)	10	3,282
0.000% due 10/15/2048 «(g)	15	4,986
0.000% due 09/15/2054 «(g)	26,326	33,292
0.000% due 02/16/2055 «(g)	8	11,937

SoFi Professional Loan Program LLC
0.000% due 07/25/2040 «(g)	29	341
0.000% due 09/25/2040 «(g)	4,400	602

Solstice ABS CBO Ltd.
3.444% due 03/15/2039 •	8,662	4,059

Soundview Home Loan Trust
4.764% due 10/25/2036 •(m)	25,366	22,247
4.854% due 06/25/2036 ^•(m)	10,026	8,579

South Coast Funding Ltd.
5.582% due 08/06/2039 •(m)	23,325	8,570
7.782% due 08/06/2039 ~	33,625	3

Start Ltd.
4.089% due 03/15/2044	2,257	1,929

Structured Asset Investment Loan Trust
4.639% due 06/25/2036 •(m)	40,000	15,602
5.139% due 10/25/2035 •(m)	18,861	14,647
5.364% due 06/25/2035 ~(m)	13,367	10,250

Structured Asset Securities Corp.
5.589% due 02/25/2035 •	414	392

Structured Asset Securities Corp. Mortgage Loan Trust
4.589% due 06/25/2037 •(m)	2,933	1,972
4.619% due 02/25/2037 ~(m)	10,314	8,860
4.629% due 01/25/2037 ~	7,652	4,916

Summer Street Ltd.
4.983% due 12/06/2045 •(m)	33,246	8,434

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Terwin Mortgage Trust
3.944% due 07/25/2036 þ(m)		$455	$305
4.929% due 07/25/2037 •(m)		10,899	8,670

Wells Fargo Home Equity Asset-Backed Securities Trust
6.939% due 11/25/2035 ~		250	227

Total Asset-Backed Securities (Cost $1,079,367)			879,187

SOVEREIGN ISSUES 0.5%

Argentina Government International Bond
0.500% due 07/09/2030 þ		970	224
1.000% due 07/09/2029 (m)		949	254
1.400% due 03/25/2023	ARS	380,319	1,155
1.500% due 07/09/2035 þ		$1,209	274
15.500% due 10/17/2026	ARS	47,041	36
16.000% due 10/17/2023		868	2

Autonomous City of Buenos Aires
72.479% (BADLARPP + 3.250%) due 03/29/2024 ~		328,937	1,026

Ghana Government International Bond
6.375% due 02/11/2027 ^(d)		$1,100	426
7.875% due 02/11/2035 ^(d)		1,100	399
8.750% due 03/11/2061 ^(d)		400	142

Nigeria Government International Bond
8.250% due 09/28/2051 (m)		4,200	2,818

Peru Government International Bond
5.350% due 08/12/2040	PEN	548	108
5.940% due 02/12/2029		768	186
6.150% due 08/12/2032		2,218	515

Provincia de Buenos Aires
72.913% due 04/12/2025	ARS	118,517	326

Russia Government International Bond
5.100% due 03/28/2035 ^(d)		$800	264
5.625% due 04/04/2042 ^(d)		6,200	3,937

State Agency of Roads of Ukraine
6.250% due 06/24/2030		1,200	213

Ukraine Government International Bond
4.375% due 01/27/2032 ^(d)	EUR	3,304	659
6.876% due 05/21/2031 ^(d)		$5,000	1,002

Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		650	57
9.250% due 09/15/2027 ^(d)		65	6

Total Sovereign Issues (Cost $31,695)			14,029

46	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2022

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 4.0%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (e)	725,704	$762

iHeartMedia, Inc. ‘A’ (e)	171,118	1,049

iHeartMedia, Inc. ‘B’ «(e)	132,822	733

		2,544

CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (e)	1	0

CONSUMER STAPLES 0.0%

Promotora de Informaciones SA	2,330,820	701

ENERGY 0.0%

Noble Corp. PLC (e)	26,175	987

FINANCIALS 0.9%

Banca Monte dei Paschi di Siena SpA (e)	3,581,000	7,377

Credit Suisse Group AG	115,607	346

Intelsat SA «(e)(k)	668,760	16,050

		23,773

INDUSTRIALS 2.7%

Mcdermott International Ltd. (e)	57,729	19

NAC Aviation Restricted «(e)(k)	531,558	9,834

Neiman Marcus Group Ltd. LLC «(e)(k)	178,186	31,370

Syniverse Holdings, Inc. «(k)	33,300,826	32,002

Voyager Aviation Holdings LLC «(e)	2,201	0

Westmoreland Mining Holdings «(e)(k)	63,729	478

		73,703

REAL ESTATE 0.0%

Stearns Holding LLC ‘B’ «(e)	284,008	0

	SHARES	MARKET VALUE (000S)
UTILITIES 0.3%

TexGen Power LLC «(e)	273,307	$7,653

Total Common Stocks (Cost $123,590)		109,361

RIGHTS 0.0%

FINANCIALS 0.0%

Intelsat Jackson Holdings SA «(e)	70,515	476

Total Rights (Cost $0)		476

WARRANTS 1.0%

FINANCIALS 0.0%

Guranteed Rate, Inc. - Exp. 12/31/2060 «	1,361	0

Intelsat Emergence SA - Exp. 02/17/2027 «	1,401	4

Intelsat Jackson Holdings SA - Exp. 12/05/2025 «	69,990	525

		529

INFORMATION TECHNOLOGY 1.0%

Windstream Holdings LLC - Exp. 9/21/2055 «	1,366,195	27,657

Total Warrants (Cost $23,506)		28,186

PREFERRED SECURITIES 0.1%

INDUSTRIALS 0.1%

Voyager Aviation Holdings LLC «	13,205	3,544

Total Preferred Securities (Cost $4,327)		3,544

REAL ESTATE INVESTMENT TRUSTS 0.1%

REAL ESTATE 0.1%

CBL & Associates Properties, Inc.	24,558	567

Uniti Group, Inc.	544,155	3,009

Total Real Estate Investment Trusts (Cost $3,785)		3,576

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	47

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.1%

REPURCHASE AGREEMENTS (l) 5.7%
			$157,992

SHORT-TERM NOTES 0.0%

Corestate Capital Holding SA
8.000% due 04/15/2023 «(k)	EUR	300	321

ARGENTINA TREASURY BILLS 0.0%
17.155% due 05/19/2023 - 06/16/2023 (f)(g)(h)	ARS	50,670	154

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 2.4%
3.977% due 01/05/2023 - 03/23/2023 (f)(g)(m)(p)	$67,244	$67,029

Total Short-Term Instruments (Cost $225,516)		225,496

Total Investments in Securities (Cost $5,387,816)		4,656,266

Total Investments 168.0% (Cost $5,387,816)		$4,656,266

Financial Derivative Instruments (n)(o) (0.5)% (Cost or Premiums, net $(46,962))		(13,582)

Other Assets and Liabilities, net (67.5)%		(1,870,716)

Net Assets 100.0%		$2,771,968

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	Principal only security.

(c)	Payment in-kind security.

(d)	Security is not accruing income as of the date of this report.

(e)	Security did not produce income within the last twelve months.

(f)	Coupon represents a weighted average yield to maturity.

(g)	Zero coupon security.

(h)	Principal amount of security is adjusted for inflation.

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(j)	Contingent convertible security.

48	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2022

(k)   RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
ADLER Group SA 12.500% due 07/31/2025	12/22/2022	$22,153	$22,153	0.80%
Corestate Capital Holding SA 8.000% due 04/15/2023	12/06/2022	314	321	0.01
Intelsat SA	06/19/2017 - 02/23/2022	42,757	16,050	0.58
Merrill Lynch Mortgage Investors Trust 8.000% due 06/01/2023	10/02/2018 - 11/14/2019	5,845	5,779	0.21
NAC Aviation Restricted	06/01/2022 - 07/27/2022	12,462	9,834	0.35
Neiman Marcus Group Ltd. LLC	09/25/2020	5,828	31,370	1.13
Preylock Reitman Santa Cruz Mezz LLC 9.944% due 11/09/2023	04/09/2018	8,097	7,835	0.28
Project Anfora Senior 4.128% due 10/01/2026	09/30/2019	38,586	37,041	1.34
Syniverse Holdings, Inc.	05/12/2022 - 11/30/2022	32,678	32,002	1.16
Westmoreland Mining Holdings	04/09/2018 - 08/31/2018	726	478	0.02

		$169,446	$162,863	5.88%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	1.900%	12/30/2022	01/03/2023	$7,992	U.S. Treasury Bills 0.000% due 06/01/2023	$(8,152)	$7,992	$7,994
MBC	4.320	12/30/2022	01/03/2023	150,000	U.S. Treasury Notes 1.250% - 2.000% due 04/30/2024 - 08/31/2024	(154,795)	150,000	150,072

Total Repurchase Agreements						$(162,947)	$157,992	$158,066

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BNY	3.950%	08/05/2022	02/03/2023			$(15,724)	$(15,985)
	4.196	08/26/2022	02/28/2023			(20,670)	(20,983)
	4.818	10/07/2022	02/07/2023			(52,011)	(52,623)
	5.450	10/20/2022	04/20/2023			(11,553)	(11,684)
	5.750	11/09/2022	05/09/2023			(16,874)	(17,022)
BOS	3.760	11/25/2022	01/10/2023			(1,487)	(1,493)
	5.450	12/08/2022	04/06/2023			(4,611)	(4,628)
BPS	1.950	10/17/2022	01/19/2023		EUR	(1,431)	(1,538)
	2.150	10/28/2022	02/09/2023			(1,516)	(1,629)
	2.150	12/21/2022	TBD	(3)		(3,493)	(3,742)
	2.200	12/21/2022	TBD	(3)		(3,586)	(3,842)
	3.550	08/02/2022	02/02/2023			$(13,001)	(13,199)
	3.550	12/22/2022	02/02/2023			(2,118)	(2,120)
	3.590	08/12/2022	02/13/2023			(881)	(894)
	3.640	08/12/2022	02/13/2023			(3,014)	(3,057)
	3.760	08/12/2022	02/13/2023			(43,760)	(44,418)
	3.810	08/31/2022	03/01/2023			(1,954)	(1,980)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	49

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	3.900%	10/27/2022	03/02/2023			$(1,508)	$(1,519)
	3.935	09/01/2022	03/01/2023			(1,961)	(1,988)
	3.935	11/28/2022	03/01/2023			(1,213)	(1,218)
	4.160	11/09/2022	02/10/2023			(1,450)	(1,459)
	4.184	08/23/2022	02/24/2023			(49,397)	(50,160)
	4.210	09/14/2022	03/14/2023			(2,326)	(2,356)
	4.450	10/31/2022	02/03/2023			(624)	(629)
	4.600	09/22/2022	03/23/2023			(8,948)	(9,066)
	4.600	09/30/2022	03/23/2023			(747)	(756)
	4.600	11/14/2022	01/19/2023			(1,611)	(1,622)
	4.600	12/05/2022	03/23/2023			(3,444)	(3,457)
	4.620	09/23/2022	03/23/2023			(4,211)	(4,266)
	4.620	12/22/2022	03/23/2023			(5,277)	(5,285)
	4.710	10/03/2022	04/03/2023			(6,891)	(6,974)
	4.710	10/06/2022	04/06/2023			(8,310)	(8,406)
	4.720	10/28/2022	01/31/2023			(3,690)	(3,722)
	4.720	10/31/2022	02/03/2023			(1,419)	(1,430)
	4.720	12/12/2022	01/30/2023			(14,804)	(14,847)
	4.720	12/30/2022	01/03/2023			(1,601)	(1,602)
	4.850	10/17/2022	02/17/2023			(12,568)	(12,700)
	4.970	11/08/2022	02/10/2023			(1,654)	(1,667)
	5.070	11/10/2022	03/10/2023			(3,509)	(3,536)
	5.450	10/11/2022	02/10/2023			(4,148)	(4,189)
	5.450	12/08/2022	04/06/2023			(55,460)	(55,659)
	5.505	11/10/2022	05/10/2023			(889)	(896)
	5.755	11/10/2022	05/10/2023			(8,465)	(8,538)
BRC	1.900	12/21/2022	TBD	(3)	EUR	(482)	(516)
	2.160	12/21/2022	TBD	(3)		(6,442)	(6,901)
	4.050	08/03/2022	02/03/2023			$(34,769)	(35,368)
	4.240	09/07/2022	01/06/2023			(696)	(706)
	4.346	08/26/2022	02/28/2023			(1,716)	(1,743)
	4.540	10/05/2022	01/05/2023			(194)	(196)
	4.550	10/05/2022	01/05/2023			(14,133)	(14,294)
	4.650	10/05/2022	01/05/2023			(24,674)	(24,961)
	4.650	12/16/2022	TBD	(3)		(361)	(362)
	4.780	10/12/2022	01/12/2023			(13,481)	(13,630)
	4.800	10/13/2022	01/13/2023			(13,592)	(13,741)
	4.860	10/11/2022	01/11/2023			(714)	(723)
	4.930	10/14/2022	01/17/2023			(55,687)	(56,305)
	4.980	10/17/2022	01/17/2023			(45,842)	(46,337)
	5.040	10/20/2022	01/20/2023			(6,980)	(7,054)
	5.110	10/25/2022	01/30/2023			(29,092)	(29,381)
	5.230	10/31/2022	02/03/2023			(25,886)	(26,127)
	5.320	11/10/2022	02/10/2023			(11,626)	(11,719)
	5.410	11/14/2022	02/14/2023			(25,772)	(25,966)
	5.420	11/09/2022	02/09/2023			(12,452)	(12,555)
	5.420	11/15/2022	02/15/2023			(83,623)	(84,239)
BYR	4.950	09/26/2022	03/24/2023			(5,965)	(6,012)
	4.950	09/28/2022	03/24/2023			(5,972)	(6,031)
	4.960	10/06/2022	04/03/2023			(4,650)	(4,692)
CDC	3.990	09/06/2022	03/03/2023			(282)	(286)
	3.990	12/08/2022	03/03/2023			(1,759)	(1,764)
	4.450	10/14/2022	02/13/2023			(1,643)	(1,660)
	4.450	10/31/2022	01/30/2023			(1,201)	(1,210)
	4.550	10/13/2022	02/10/2023			(171)	(173)
	4.620	10/14/2022	02/13/2023			(6,639)	(6,708)
	4.620	12/22/2022	02/13/2023			(1,253)	(1,255)
	4.680	11/25/2022	02/13/2023			(1,570)	(1,578)

50	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2022

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	4.730%	10/31/2022	01/30/2023			$(7,755)	$(7,821)
	4.760	10/07/2022	04/05/2023			(1,347)	(1,362)
	4.810	10/21/2022	02/17/2023			(3,147)	(3,179)
	4.850	10/11/2022	04/06/2023			(658)	(666)
	4.900	11/14/2022	02/13/2023			(3,926)	(3,952)
	5.070	11/15/2022	02/13/2023			(4,327)	(4,357)
	5.270	11/15/2022	02/13/2023			(1,481)	(1,491)
CDI	2.250	11/24/2022	02/22/2023		EUR	(2,797)	(3,001)
	3.760	10/18/2022	01/23/2023		GBP	(1,442)	(1,757)
CIB	4.600	10/17/2022	01/17/2023			$(36)	(36)
DBL	1.650	10/17/2022	01/16/2023		EUR	(1,000)	(1,074)
	1.790	10/17/2022	01/16/2023			(1,760)	(1,891)
	3.920	11/16/2022	02/17/2023		GBP	(3,661)	(4,449)
	4.098	11/14/2022	02/16/2023			(1,259)	(1,531)
	4.230	11/30/2022	02/28/2023			(2,535)	(3,077)
	5.818	12/16/2022	02/16/2023			$(64,127)	(64,313)
	5.868	12/16/2022	02/16/2023			(25,682)	(25,757)
FBF	3.427	10/27/2022	04/05/2023		EUR	(18,637)	(20,075)
IND	3.950	11/11/2022	02/15/2023		GBP	(1,390)	(1,689)
	4.530	10/28/2022	01/31/2023			$(17)	(17)
	4.660	10/25/2022	01/31/2023			(583)	(588)
	4.740	10/28/2022	01/31/2023			(8,548)	(8,623)
	4.980	11/07/2022	03/07/2023			(1,100)	(1,108)
	5.000	11/07/2022	03/07/2023			(2,636)	(2,657)
	5.060	11/30/2022	03/30/2023			(6,491)	(6,522)
JML	1.500	10/14/2022	TBD	(3)	EUR	(3,409)	(3,651)
	2.050	09/14/2022	TBD	(3)		(20,687)	(22,196)
	2.200	11/24/2022	02/22/2023			(4,001)	(4,293)
	4.250	10/28/2022	01/30/2023		GBP	(1,165)	(1,420)
	4.650	12/16/2022	02/03/2023			$(365)	(366)
	4.700	12/16/2022	02/03/2023			(2,400)	(2,405)
	4.750	12/16/2022	02/03/2023			(3,112)	(3,120)
JPS	3.630	08/02/2022	02/02/2023			(3,692)	(3,749)
	4.090	09/02/2022	01/03/2023			(4,457)	(4,520)
	4.090	10/25/2022	01/03/2023			(959)	(966)
	4.870	11/03/2022	02/06/2023			(815)	(822)
	5.006	11/04/2022	02/01/2023			(18,663)	(18,819)
	5.300	11/14/2022	02/14/2023			(2,380)	(2,398)
	5.600	11/21/2022	01/23/2023			(16,822)	(16,935)
	5.890	01/03/2023	04/03/2023			(4,958)	(4,958)
MBC	2.050	11/22/2022	TBD	(3)	EUR	(2,734)	(2,932)
MEI	4.700	11/03/2022	02/13/2023			$(2,764)	(2,786)
	4.700	11/08/2022	02/13/2023			(2,027)	(2,042)
	4.720	10/24/2022	01/27/2023			(635)	(641)
	4.720	11/08/2022	01/27/2023			(1,201)	(1,210)
MSB	1.690	10/11/2022	01/12/2023		EUR	(6,764)	(7,268)
	3.836	11/14/2022	02/16/2023		GBP	(806)	(980)
	4.200	10/14/2022	04/12/2023			$(14,814)	(14,954)
	4.468	10/18/2022	01/23/2023		GBP	(1,122)	(1,368)
	5.150	10/17/2022	03/01/2023			$(6,952)	(7,010)
	5.350	08/03/2022	02/03/2023			(20,852)	(20,852)
	5.350	11/10/2022	02/03/2023			(7,178)	(7,230)
	5.400	08/03/2022	02/03/2023			(13,067)	(13,067)
	5.450	10/07/2022	04/10/2023			(24,838)	(25,093)
NOM	2.000	11/09/2022	TBD	(3)	EUR	(3,521)	(3,777)
	4.200	10/03/2022	01/03/2023			$(3,617)	(3,656)
	4.950	11/08/2022	02/07/2023			(1,693)	(1,706)
	5.000	11/18/2022	01/18/2023			(2,586)	(2,603)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	51

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	5.130%	12/16/2022	TBD	(3)		$(5,336)	$(5,350)
	5.400	01/03/2023	04/06/2023			(3,490)	(3,490)
	5.500	11/18/2022	01/18/2023			(10,247)	(10,319)
RBC	5.250	10/11/2022	02/13/2023			(13,803)	(13,931)
	5.520	11/14/2022	02/14/2023			(8,661)	(8,721)
RCE	0.500	11/09/2022	TBD	(3)	EUR	(737)	(789)
	0.500	12/01/2022	TBD	(3)		(3,090)	(3,308)
	1.500	11/09/2022	TBD	(3)		(1,045)	(1,120)
	1.500	12/01/2022	TBD	(3)		(8,788)	(9,415)
RCY	4.170	09/16/2022	01/17/2023			$(2,077)	(2,103)
	4.710	10/18/2022	02/17/2023			(5,487)	(5,542)
	4.950	11/10/2022	03/10/2023			(2,662)	(2,682)
RDR	4.430	10/26/2022	01/30/2023			(5,844)	(5,894)
	4.600	11/04/2022	02/03/2023			(2,247)	(2,264)
	4.700	11/10/2022	02/10/2023			(16)	(16)
RTA	5.390	12/02/2022	01/03/2023			(5,528)	(5,554)
	5.390	01/03/2023	05/03/2023			(5,377)	(5,377)
	5.400	10/03/2022	01/03/2023			(12,223)	(12,351)
	5.500	11/17/2022	02/17/2023			(3,010)	(3,030)
	5.550	12/09/2022	04/10/2023			(4,510)	(4,525)
	5.550	12/30/2022	01/27/2023			(12,672)	(12,680)
	5.550	01/03/2023	04/03/2023			(12,334)	(12,334)
	5.600	12/09/2022	04/10/2023			(7,698)	(7,725)
SBI	5.400	10/19/2022	07/17/2023			(8,234)	(8,306)
SCX	1.480	11/14/2022	01/11/2023		EUR	(305)	(327)
	4.120	10/18/2022	01/23/2023		GBP	(2,852)	(3,478)
SOG	4.250	09/15/2022	01/13/2023			$(791)	(801)
	4.266	08/26/2022	02/27/2023			(8,460)	(8,590)
	4.460	10/06/2022	02/06/2023			(18,467)	(18,671)
	4.480	10/07/2022	02/07/2023			(2,231)	(2,255)
	4.600	12/16/2022	TBD	(3)		(92)	(92)
	4.640	10/14/2022	02/14/2023			(7,716)	(7,797)
	4.750	10/31/2022	01/31/2023			(494)	(498)
	4.790	11/02/2022	02/02/2023			(5,868)	(5,917)
	4.790	11/04/2022	02/02/2023			(381)	(384)
	4.790	11/15/2022	02/02/2023			(233)	(234)
	4.820	10/20/2022	02/21/2023			(1,657)	(1,674)
	4.820	11/30/2022	02/22/2023			(1,105)	(1,110)
	4.830	11/04/2022	02/06/2023			(826)	(833)
	4.900	10/12/2022	04/12/2023			(1,576)	(1,594)
	4.990	11/14/2022	03/14/2023			(9,376)	(9,441)
	5.011	10/12/2022	02/14/2023			(8,017)	(8,109)
	5.020	11/10/2022	03/10/2023			(669)	(674)
	5.040	11/14/2022	03/14/2023			(14,673)	(14,776)
	5.337	11/10/2022	02/15/2023			(8,010)	(8,074)
	5.430	11/07/2022	03/07/2023			(16,751)	(16,895)
	5.460	11/07/2022	03/07/2023			(1,672)	(1,686)
	5.742	11/10/2022	05/10/2023			(12,115)	(12,219)
	5.756	11/18/2022	05/18/2023			(61,691)	(62,144)
	5.792	11/10/2022	05/10/2023			(24,219)	(24,430)
	5.806	11/18/2022	05/18/2023			(1,943)	(1,957)
	5.822	11/10/2022	05/10/2023			(2,623)	(2,646)
UBS	1.838	10/20/2022	02/14/2023		EUR	(3,219)	(3,458)
	2.110	11/24/2022	02/22/2023			(5,034)	(5,401)
	3.920	08/12/2022	02/13/2023			$(40,554)	(41,190)
	4.200	09/12/2022	01/12/2023			(38,672)	(39,182)
	4.250	09/12/2022	01/12/2023			(8,275)	(8,385)
	4.320	09/29/2022	01/27/2023			(18,829)	(19,046)

52	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2022

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
	4.320%	11/16/2022	01/27/2023	$(5,346)	$(5,377)
	4.350	09/12/2022	01/12/2023	(15,376)	(15,585)
	4.380	10/03/2022	02/03/2023	(2,783)	(2,814)
	4.430	10/03/2022	02/03/2023	(17,637)	(17,836)
	4.470	09/16/2022	01/17/2023	(7,520)	(7,622)
	4.520	09/16/2022	01/17/2023	(2,187)	(2,217)
	4.530	10/12/2022	01/12/2023	(830)	(838)
	4.570	09/16/2022	01/17/2023	(9,753)	(9,888)
	4.590	11/07/2022	01/09/2023	(108)	(109)
	4.620	11/07/2022	01/09/2023	(17,304)	(17,431)
	4.650	10/05/2022	02/06/2023	(11,442)	(11,575)
	4.680	10/12/2022	01/12/2023	(5,130)	(5,185)
	4.690	11/17/2022	01/17/2023	(2,333)	(2,347)
	4.730	10/12/2022	01/12/2023	(8,741)	(8,836)
	4.790	10/25/2022	01/30/2023	(8,477)	(8,556)
	4.800	10/05/2022	02/06/2023	(9,716)	(9,833)
	4.840	11/02/2022	02/03/2023	(21,396)	(21,574)
	4.927	10/13/2022	01/13/2023	(4,315)	(4,364)
	4.963	10/19/2022	01/19/2023	(11,775)	(11,899)
	5.000	10/11/2022	02/13/2023	(2,208)	(2,233)
	5.038	10/24/2022	01/27/2023	(2,508)	(2,533)
	5.120	11/09/2022	02/09/2023	(3,744)	(3,773)
	5.170	11/09/2022	02/09/2023	(6,160)	(6,209)
	5.210	11/08/2022	02/08/2023	(5,771)	(5,818)
	5.240	10/18/2022	02/17/2023	(35,700)	(36,100)
	5.250	10/19/2022	02/17/2023	(3,273)	(3,309)
	5.340	10/18/2022	02/17/2023	(7,640)	(7,728)

Total Reverse Repurchase Agreements					$ (1,946,146)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2022:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BNY	$0	$(118,297)	$0	$(118,297)	$160,383	$42,086
BOS	0	(6,121)	0	(6,121)	6,964	843
BPS	0	(284,366)	0	(284,366)	349,435	65,069
BRC	0	(412,824)	0	(412,824)	531,210	118,386
BYR	0	(16,735)	0	(16,735)	20,723	3,988
CDC	0	(37,462)	0	(37,462)	42,045	4,583
CDI	0	(4,758)	0	(4,758)	5,119	361
CIB	0	(36)	0	(36)	35	(1)
DBL	0	(102,092)	0	(102,092)	148,941	46,849
FBF	0	(20,075)	0	(20,075)	25,534	5,459
FICC	7,994	0	0	7,994	(8,152)	(158)
IND	0	(21,204)	0	(21,204)	24,895	3,691
JML	0	(37,451)	0	(37,451)	38,246	795
JPS	0	(53,167)	0	(53,167)	64,042	10,875
MBC	150,072	(2,932)	0	147,140	(151,811)	(4,671)
MEI	0	(6,679)	0	(6,679)	8,001	1,322

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	53

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
MSB	$0	$(97,822)	$0	$(97,822)	$130,103	$32,281
NOM	0	(30,901)	0	(30,901)	33,729	2,828
RBC	0	(22,652)	0	(22,652)	28,935	6,283
RCE	0	(14,632)	0	(14,632)	14,045	(587)
RCY	0	(10,327)	0	(10,327)	10,997	670
RDR	0	(8,174)	0	(8,174)	8,539	365
RTA	0	(63,576)	0	(63,576)	60,843	(2,733)
SBI	0	(8,306)	0	(8,306)	11,356	3,050
SCX	0	(3,805)	0	(3,805)	5,040	1,235
SOG	0	(213,501)	0	(213,501)	274,350	60,849
UBS	0	(348,251)	0	(348,251)	441,981	93,730

Total Borrowings and Other Financing Transactions	$ 158,066	$ (1,946,146)	$ 0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(139,408)	$(343,653)	$(86,337)	$(569,398)
Convertible Bonds & Notes	0	(13,973)	0	(5,350)	(19,323)
U.S. Government Agencies	0	(2,139)	(8,224)	0	(10,363)
Non-Agency Mortgage-Backed Securities	0	(287,115)	(435,515)	(162,935)	(885,565)
Asset-Backed Securities	0	(63,075)	(246,807)	(119,566)	(429,448)
Sovereign Issues	0	0	(5,891)	0	(5,891)

Total Borrowings	$0	$(505,710)	$(1,040,090)	$(374,188)	$(1,919,988)

Payable for reverse repurchase agreements (5)					$(1,919,988)

(m)	Securities with an aggregate market value of $2,444,775 and cash of $16,265 have been pledged as collateral under the terms of the above master agreements as of December 31, 2022.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended December 31, 2022 was $(2,057,926) at a weighted average interest rate of 3.291%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(26,158) is outstanding at period end.

54	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2022

(n) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month SOFR Active Contract December Futures	03/2024	122	$(29,118)	$564	$14	$0
3-Month SOFR Active Contract December Futures	03/2025	63	(15,224)	173	0	(6)
3-Month SOFR Active Contract December Futures	03/2026	68	(16,459)	174	0	(7)
3-Month SOFR Active Contract June Futures	09/2024	80	(19,246)	272	2	0
3-Month SOFR Active Contract June Futures	09/2025	64	(15,486)	167	0	(6)
3-Month SOFR Active Contract March Futures	06/2024	106	(25,403)	423	8	0
3-Month SOFR Active Contract March Futures	06/2025	58	(14,028)	155	0	(6)
3-Month SOFR Active Contract March Futures	06/2026	64	(15,490)	162	0	(6)
3-Month SOFR Active Contract September Futures	12/2024	74	(17,853)	219	0	(3)
3-Month SOFR Active Contract September Futures	12/2025	53	(12,828)	136	0	(5)

Total Futures Contracts				$2,445	$24	$(39)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2022(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Bombardier, Inc.	5.000%	Quarterly	06/20/2024	2.622%	$ 1,300	$(10)	$56	$46	$0	$(3)
Bombardier, Inc.	5.000	Quarterly	12/20/2024	2.780	600	0	25	25	0	0
Bombardier, Inc.	5.000	Quarterly	06/20/2025	3.222	7,600	(608)	925	317	0	(3)
Bombardier, Inc.	5.000	Quarterly	06/20/2026	3.799	5,000	(450)	639	189	0	(6)
Bombardier, Inc.	5.000	Quarterly	06/20/2027	4.245	10,300	(223)	526	303	0	(8)
Jaguar Land Rover Automotive	5.000	Quarterly	06/20/2026	9.564	EUR 1,600	101	(305)	(204)	1	0
Jaguar Land Rover Automotive	5.000	Quarterly	12/20/2026	9.896	16,290	874	(3,307)	(2,433)	12	0

						$(316)	$(1,441)	$(1,757)	$13	$(20)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Receive	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2032	GBP9,000	$874	$1,789	$2,663	$7	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	2.000	Annual	03/15/2033	4,600	512	272	784	3	0
Receive	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	09/21/2052	18,100	1,978	8,872	10,850	28	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024	$128,500	(9)	1,922	1,913	66	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2024	677,400	(32,452)	430	(32,022)	0	(623)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025	64,400	7	947	954	23	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	55

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.300%	Annual	01/17/2026		$10,300	$5	$240	$245	$10	$0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		246,200	(5,908)	(16,068)	(21,976)	0	(502)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		351,500	(29,753)	1,860	(27,893)	0	(518)
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		244,600	(25,130)	628	(24,502)	0	(484)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052		117,100	20,294	12,458	32,752	519	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	12/21/2052		42,000	10,116	1,460	11,576	207	0
Pay	1-Year BRL-CDI	11.140	Maturity	01/02/2025	BRL	2,600	0	(16)	(16)	0	0
Pay	1-Year BRL-CDI	11.160	Maturity	01/02/2025		1,800	0	(11)	(11)	0	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/02/2025		2,200	0	(12)	(12)	0	0
Pay	1-Year BRL-CDI	12.000	Maturity	01/02/2025		5,900	0	(17)	(17)	0	0
Pay	1-Year BRL-CDI	12.080	Maturity	01/02/2025		9,900	0	(25)	(25)	0	0
Pay	1-Year BRL-CDI	12.140	Maturity	01/02/2025		5,000	0	(12)	(12)	0	0
Pay	1-Year BRL-CDI	12.145	Maturity	01/02/2025		4,900	0	(11)	(11)	0	0
Pay	1-Year BRL-CDI	12.160	Maturity	01/02/2025		9,900	0	(22)	(22)	0	0
Pay	1-Year BRL-CDI	11.220	Maturity	01/04/2027		3,200	0	(24)	(24)	0	0
Pay	1-Year BRL-CDI	11.245	Maturity	01/04/2027		1,600	0	(12)	(12)	0	0
Pay	1-Year BRL-CDI	11.260	Maturity	01/04/2027		1,600	0	(11)	(11)	0	0
Pay	1-Year BRL-CDI	11.700	Maturity	01/04/2027		800	0	(4)	(4)	0	0
Pay	1-Year BRL-CDI	11.715	Maturity	01/04/2027		3,600	0	(17)	(17)	0	0
Receive	1-Year BRL-CDI	11.788	Maturity	01/04/2027		324,600	0	1,234	1,234	0	(2)
Pay	1-Year BRL-CDI	11.870	Maturity	01/04/2027		8,500	0	(32)	(32)	0	0
Pay	1-Year BRL-CDI	12.015	Maturity	01/04/2027		269,000	0	(815)	(815)	1	0
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		$323,700	(7,049)	(32,155)	(39,204)	0	(570)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		11,500	(834)	(381)	(1,215)	0	(19)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		2,500	40	(213)	(173)	0	(4)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		58,100	(3,466)	(1,522)	(4,988)	0	(110)
Receive	3-Month USD-LIBOR	1.420	Semi-Annual	08/17/2028		93,400	0	12,012	12,012	173	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/15/2028		25,600	(101)	(3,263)	(3,364)	0	(54)
Pay	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2029		59,000	4,765	(7,935)	(3,170)	0	(127)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		53,800	1,769	(12,413)	(10,644)	0	(123)
Receive	3-Month USD-LIBOR	1.150	Semi-Annual	09/20/2050		24,300	55	10,264	10,319	113	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		74,500	14,089	16,743	30,832	347	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	4,400	81	949	1,030	17	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		900	(1)	194	193	3	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		4,400	244	1,868	2,112	36	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		13,500	(99)	5,853	5,754	105	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052		16,800	1,455	5,943	7,398	146	0
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052		43,100	106	1,279	1,385	59	0
Receive(5)	6-Month EUR-EURIBOR	1.500	Annual	03/15/2053		2,500	330	220	550	26	0
Pay	28-Day MXN-TIIE	4.550	Lunar	02/27/2023	MXN	99,300	11	(86)	(75)	0	(3)
Pay	28-Day MXN-TIIE	4.500	Lunar	03/03/2023		216,500	(6)	(160)	(166)	0	(7)
Receive	28-Day MXN-TIIE	8.675	Lunar	04/03/2024		36,800	0	46	46	1	0
Receive	28-Day MXN-TIIE	8.660	Lunar	04/04/2024		15,400	0	19	19	1	0
Receive	28-Day MXN-TIIE	8.750	Lunar	04/05/2024		9,300	0	11	11	0	0
Receive	28-Day MXN-TIIE	8.410	Lunar	03/31/2027		4,400	0	4	4	1	0
Receive	28-Day MXN-TIIE	8.730	Lunar	04/06/2027		3,900	0	1	1	1	0
Receive	28-Day MXN-TIIE	7.495	Lunar	01/14/2032		1,900	8	(1)	7	0	0
Receive	28-Day MXN-TIIE	7.498	Lunar	01/15/2032		7,900	32	(1)	31	2	0
Receive	28-Day MXN-TIIE	8.732	Lunar	03/30/2032		1,900	0	0	0	0	0
Receive	28-Day MXN-TIIE	8.701	Lunar	03/31/2032		4,600	0	1	1	1	0

							$(48,037)	$12,280	$(35,757)	$1,896	$(3,146)

Total Swap Agreements							$(48,353)	$10,839	$(37,514)	$1,909	$(3,166)

56	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$24	$1,909	$1,933	$0	$(39)	$(3,166)	$(3,205)

Cash of $71,905 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2022. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2023		EUR	22,455	$		23,789	$0	$(258)
	01/2023		GBP	50,344			60,593	0	(280)
	01/2023	$		1,238		EUR	1,165	10	0
	01/2023			1,330		GBP	1,093	0	(8)
	02/2023		CAD	11,154	$		8,402	162	0
	02/2023		CHF	630			665	0	(19)
	02/2023	$		2,157		IDR	33,923,168	33	0
	03/2023		IDR	21,662,920	$		1,384	0	(14)
	05/2023	$		232		ZAR	4,193	12	0
BPS	01/2023		EUR	7,094	$		7,388	0	(209)
	01/2023	$		1,639		EUR	1,539	9	0
	02/2023			1,269		IDR	19,960,546	20	0
	03/2023			188		CNY	1,297	1	0
	03/2023			87		INR	7,250	0	0
	03/2023			1,871		MXN	37,713	37	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	57

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BRC	01/2023		CNH	40,544	$		5,815	$0	$(51)
	01/2023	$		13,553		EUR	12,792	146	0
	01/2023			1,129		GBP	918	0	(19)
	02/2023		CHF	324	$		345	0	(7)
CBK	01/2023		EUR	405,161			420,047	0	(13,842)
	01/2023	$		139		PEN	561	8	0
	02/2023		BRL	15,791	$		2,926	0	(49)
	04/2023		PEN	15,623			3,906	0	(173)
	04/2023	$		1,736		PEN	6,857	52	0
	05/2023			14,059		MXN	284,168	189	0
GLM	01/2023		CNH	42,083	$		6,050	0	(38)
	01/2023		PLN	28,443			5,609	0	(878)
	03/2023		MXN	662			33	0	(1)
	05/2023		PEN	36,733			9,232	0	(339)
	05/2023	$		11,065		PEN	44,781	608	0
	05/2023		ZAR	4,193	$		251	7	0
MYI	01/2023		EUR	6,011			6,346	0	(91)
	01/2023	$		1,279		EUR	1,202	8	0
	01/2023			207		ZAR	3,695	10	0
	01/2023		ZAR	3,695	$		212	0	(5)
	02/2023	$		13		IDR	200,863	0	0
	03/2023		IDR	30,386,738	$		1,937	0	(24)

Total Forward Foreign Currency Contracts								$1,312	$(16,305)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION(1)

Counterparty	Reference Obligation	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
								Asset	Liability
GST	Morgan Stanley Capital Trust 5.485% due 11/14/2042	(0.240)%	Monthly	11/14/2042	$7,500	$1,350	$2,254	$3,604	$0

TOTAL RETURN SWAPS ON LOAN PARTICIPATIONS AND ASSIGNMENTS

Counterparty	Pay/ Receive	Underlying Reference	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	AP Core Holdings II, LLC	1-Month USD-LIBOR	Monthly	02/10/2023	$	660	$0	$(308)	$0	$(308)
BPS	Pay	Diamond Sports Group, LLC	1-Month USD-LIBOR	Monthly	02/10/2023		997	0	(245)	0	(245)
BPS	Pay	Team Health Holdings, Inc.	1-Month USD-LIBOR	Monthly	02/10/2023		1,496	0	(1,892)	0	(1,892)

								$0	$(2,445)	$0	$(2,445)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(4)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
MYC	Receive(4)	United States Treasury Inflation Indexed Bonds «	N/A	0.000%	Maturity	01/28/2036	CNY 101,100	$41	$1,483	$1,524	$0

Total Swap Agreements								$1,391	$1,292	$5,128	$(2,445)

58	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2022

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2022:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$217	$0	$0	$217	$(579)	$0	$0	$(579)	$(362)	$0	$(362)
BPS	67	0	0	67	(209)	0	(2,445)	(2,654)	(2,587)	3,173	586
BRC	146	0	0	146	(77)	0	0	(77)	69	0	69
CBK	249	0	0	249	(14,064)	0	0	(14,064)	(13,815)	12,227	(1,588)
GLM	615	0	0	615	(1,256)	0	0	(1,256)	(641)	435	(206)
GST	0	0	3,604	3,604	0	0	0	0	3,604	(3,820)	(216)
MYC	0	0	1,524	1,524	0	0	0	0	1,524	(1,358)	166
MYI	18	0	0	18	(120)	0	0	(120)	(102)	121	19

Total Over the Counter	$1,312	$0	$5,128	$6,440	$(16,305)	$0	$(2,445)	$(18,750)

(p)

Securities with an aggregate market value of $15,955 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2022.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	59

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$24	$24
Swap Agreements	0	13	0	0	1,896	1,909

	$0	$13	$0	$0	$1,920	$1,933

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,312	$0	$1,312
Swap Agreements	0	3,391	1,737	0	0	5,128

	$0	$3,391	$1,737	$1,312	$0	$6,440

	$0	$3,404	$1,737	$1,312	$1,920	$8,373

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$39	$39
Swap Agreements	0	20	0	0	3,146	3,166

	$0	$20	$0	$0	$3,185	$3,205

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,305	$0	$16,305
Swap Agreements	0	2,445	0	0	0	2,445

	$0	$2,445	$0	$16,305	$0	$18,750

	$0	$2,465	$0	$16,305	$3,185	$21,955

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2022:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,629	$0	$0	$(6,777)	$(5,148)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,220	$0	$15,220
Swap Agreements	0	(2,178)	405	0	0	(1,773)

	$0	$(2,178)	$405	$15,220	$0	$13,447

	$0	$(549)	$405	$15,220	$(6,777)	$8,299

60	PIMCO INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

December 31, 2022

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,445	$2,445
Swap Agreements	0	5,974	0	0	14,139	20,113

	$0	$5,974	$0	$0	$16,584	$22,558

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(28,290)	$0	$(28,290)
Swap Agreements	0	(1,525)	1,482	0	(979)	(1,022)

	$0	$(1,525)	$1,482	$(28,290)	$(979)	$(29,312)

	$0	$4,449	$1,482	$(28,290)	$15,605	$(6,754)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Investments in Securities, at Value
Loan Participations and Assignments	$0	$689,808	$478,424	$1,168,232
Corporate Bonds & Notes
Banking & Finance	0	273,713	22,153	295,866
Industrials	0	432,959	0	432,959
Utilities	0	80,714	0	80,714
Convertible Bonds & Notes
Banking & Finance	0	14,810	0	14,810
Industrials	0	8,886	0	8,886
Municipal Bonds & Notes
Michigan	0	5,184	0	5,184
Puerto Rico	0	31,518	0	31,518
West Virginia	0	89	0	89
U.S. Government Agencies	0	17,528	0	17,528
Non-Agency Mortgage-Backed Securities	0	1,244,335	92,290	1,336,625
Asset-Backed Securities	0	735,556	143,631	879,187
Sovereign Issues	0	14,029	0	14,029
Common Stocks
Communication Services	1,811	0	733	2,544
Consumer Staples	701	0	0	701
Energy	987	0	0	987
Financials	7,723	0	16,050	23,773
Industrials	19	0	73,684	73,703
Utilities	0	0	7,653	7,653
Rights
Financials	0	0	476	476
Warrants
Financials	0	0	529	529
Information Technology	0	0	27,657	27,657
Preferred Securities
Industrials	0	0	3,544	3,544
Real Estate Investment Trusts
Real Estate	3,576	0	0	3,576
Short-Term Instruments
Repurchase Agreements	0	157,992	0	157,992
Short-Term Notes	0	0	321	321

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	61

Consolidated Schedule of Investments PIMCO Flexible Credit Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2022
Argentina Treasury Bills	$0	$154	$0	$154
U.S. Treasury Bills	0	67,029	0	67,029

Total Investments	$14,817	$3,774,304	$867,145	$4,656,266

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,933	0	1,933
Over the counter	0	4,916	1,524	6,440

	$0	$6,849	$1,524	$8,373

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(3,205)	0	(3,205)
Over the counter	0	(18,750)	0	(18,750)

	$0	$(21,955)	$0	$(21,955)

Total Financial Derivative Instruments	$0	$(15,106)	$1,524	$(13,582)

Totals	$14,817	$3,759,198	$868,669	$4,642,684

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended December 31, 2022:

Category and Subcategory	Beginning Balance at 06/30/2022	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2022	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2022(2)
Investments in Securities, at Value
Loan Participations and Assignments	$513,442	$160,718	$(56,849)	$5,374	$(267)	$(12,653)	$68,512	$(199,853)	$478,424	$(1,719)
Corporate Bonds & Notes
Banking & Finance	0	22,153	0	0	0	0	0	0	22,153	0
Industrials	130,447	1,283	0	174	0	(6,219)	0	(125,685)	0	0
Non-Agency Mortgage-Backed Securities	101,575	0	(6,491)	206	(622)	(2,378)	0	0	92,290	(2,715)
Asset-Backed Securities	216,984	0	(14,508)	648	(4,678)	(41,748)	0	(13,067)	143,631	(45,966)
Common Stocks
Communication Services	943	0	0	0	0	(210)	0	0	733	(210)
Financials	18,725	0	0	0	0	(2,675)	0	0	16,050	(2,675)
Industrials	74,276	2,132	(436)	0	0	(2,269)	0	(19)	73,684	374
Materials	561	0	(614)	0	614	(561)	0	0	0	0
Utilities	6,833	0	0	0	0	820	0	0	7,653	820
Rights
Financials	335	0	0	0	0	141	0	0	476	141
Warrants
Financials	353	0	0	0	0	176	0	0	529	176
Information Technology	29,133	0	0	0	0	(1,476)	0	0	27,657	(1,476)
Preferred Securities
Industrials	5,476	0	(2,030)	0	1,365	(1,267)	0	0	3,544	(449)
Utilities	12,289	0	(12,164)	0	(928)	803	0	0	0	0
Short-Term Instruments
Short-Term Notes	0	314	0	0	0	7	0	0	321	7

	$1,111,372	$186,600	$(93,092)	$6,402	$(4,516)	$(69,509)	$68,512	$(338,624)	$867,145	$(53,692)

Financial Derivative Instruments - Assets
Over the counter	$1,021	$0	$0	$0	$0	$503	$0	$0	$1,524	$503

Totals	$1,112,393	$186,600	$(93,092)	$6,402	$(4,516)	$(69,006)	$68,512	$(338,624)	$868,669	$(53,189)

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The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2022	Valuation Technique	Unobservable Inputs		(% Unless Noted Otherwise)
				Input Value(s)		Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$160,847	Discounted Cash Flow	Discount Rate		4.480-11.990	9.199
	5,779	Discounted Cash Flow	Discount Rate		4.980	—
	84,808	Discounted Cash Flow	Discount Spread		6.980-9.080	7.824
	68,899	Proxy Pricing	Base Price		95.286-98.810	97.371
	158,091	Third Party Vendor	Broker Quote		35.000-103.500	71.660
Corporate Bonds & Notes
Banking & Finance	22,153	Proxy Pricing	Base Price		100.000	—
Non-Agency Mortgage-Backed Securities	70,270	Discounted Cash Flow	Discount Rate		7.000-10.000	9.383
	22,020	Expected Recovery	Discount Rate		10.000	—
Asset-Backed Securities	143,502	Discounted Cash Flow	Discount Rate		7.800-27.000	14.304
	129	Expected Recovery	Discount Rate		7.800	—
Common Stocks
Communication Services	733	Reference Instrument	Stock Price W/Liquidity Discount		10.000	—
Financials	16,050	Indicative Market Quotation	Price	$	24.000	—
Industrials	31,370	Market Comparable Valuation / Discounted Cash Flow	Revenue l EBITDA Multiple / Discount Rate	X/%	0.620|6.160/10.000	—
	32,002	Discounted Cash Flow	Discount Rate		11.590	—
	10,312	Indicative Market Quotation	Price	$	7.500-18.500	17.990
Utilities	7,653	Indicative Market Quotation	Price	$	28.000	—
Rights
Financials	476	Other Valuation Techniques(3)	—		—	—
Warrants
Financials	4	Indicative Market Quotation	Price	$	2.000-3.500	3.277
	525	Other Valuation Techniques(3)	—		—	—
Information Technology	27,657	Market Comparable Valuation	EBITDA Multiple	X	4.500	—
Preferred Securities
Industrials	3,544	Market Comparable Valuation / Discounted Cash Flow	TBV Multiple/Discount Rate	X/%	0.370/24.820	—
Short-Term Instruments
Short-Term Notes	321	Proxy Pricing	Base Price		100.000	—

Financial Derivative Instruments - Assets
Over the counter	1,524	Indicative Market Quotation	Broker Quote		10.481	—

Total	$868,669

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2022 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2022	63

Notes to Financial Statements

1. ORGANIZATION

PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund (each a “Fund” and collectively the “Funds”) are each organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund were each organized as Massachusetts business trusts on the dates shown in the table below. PIMCO Flexible Emerging Markets Income Fund commenced operations on March 15, 2022, and PIMCO Flexible Credit Income Fund commenced operations on February 22, 2017. Each Fund is a closed-end management investment company that continuously offers its shares (“Common Shares”) and is operated as an “interval fund.” PIMCO Flexible Credit Income Fund currently offers five classes of Common Shares: Institutional Class, Class A-1, Class A-2, Class A-3 and Class A-4. PIMCO Flexible Emerging Markets Income Fund currently offers Institutional Class Common Shares only. PIMCO Flexible Emerging Markets Income Fund is not offering Class A-1, Class A-2, Class A-3, or Class A-4 Common Shares for sale at this time. Institutional Class, Class A-1 and Class A-3 Shares are sold at their offering price, which is net asset value (“NAV”) per share. Class A-2 and Class A-4 Shares are sold at a public offering price equal to their NAV plus an initial sales charge that varies depending on the size of the purchase, unless such purchase of Class A-2 and Class A-4 Shares is eligible for a waiver of the initial sales charge. Institutional Class Shares are offered for investment to investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class A-1, Class A-2, Class A-3 and Class A-4 Shares are primarily offered and sold to retail investors by broker-dealers which are members of the Financial Industry Regulatory Authority and which have agreements with the Distributor (as defined below), but may be available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as each Fund’s investment manager.

Fund Name	Formation Date

PIMCO Flexible Emerging Markets Income Fund	March 4, 2021

PIMCO Flexible Credit Income Fund	October 25, 2016

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

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(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as each Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

SEMIANNUAL REPORT	DECEMBER 31, 2022	65

Notes to Financial Statements (Cont.)

(c) Multi-Class Operations  Each class offered by each Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include initial sales load, supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Flexible Emerging Markets Income Fund	Daily	Quarterly

PIMCO Flexible Credit Income Fund	Daily	Quarterly

Each Fund intends to distribute each year substantially all of its net investment income and net short-term capital gains. In addition, at least annually, Each Fund intends to distribute net realized long-term capital gains not previously distributed, if any. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

The Funds may invest in one or more wholly-owned subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) that are treated as disregarded entities for U.S. federal income tax purposes. In the case of a Subsidiary that is so treated, for U.S. federal income tax purposes, (i) the Fund is treated as owning the Subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and (iii) distributions, if any, the Fund receives from the Subsidiary will have no effect on the Fund’s U.S. federal income tax liability.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable), and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is determined or

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estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, but are not limited to, for certain Funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where a Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements and Regulatory Updates  In March 2020, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. ASU 2020-04 is effective for certain reference rate-related contract modifications that occurred during the period March 12, 2020 through December 31, 2022. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. In December 2022, FASB issued ASU 2022-06, which includes amendments to extend the duration of the LIBOR transition relief to December 31, 2024, after which entities will no longer be permitted to apply the reference rate reform relief. Management is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has determined that it is unlikely the ASU’s adoption will have a material impact on the Funds’ financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the rule requires funds that trade derivatives and other transactions that create future payment or delivery obligations to comply with a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. The effective date for the rule was February 19, 2021. The compliance date for the new rule and the related reporting requirements was August 19, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

SEMIANNUAL REPORT	DECEMBER 31, 2022	67

Notes to Financial Statements (Cont.)

In December 2020, the SEC adopted a rule addressing fair valuation of fund investments. The new rule sets forth requirements for good faith determinations of fair value as well as for the performance of fair value determinations, including related oversight and reporting obligations. The new rule also defines “readily available market quotations” for purposes of the definition of “value” under the Act, and the SEC noted that this definition would apply in all contexts under the Act. The effective date for the rule was March 8, 2021. The compliance date for the new rule and the related reporting requirements was September 8, 2022. Management has implemented changes in connection with the rule and has determined that there is no material impact to the Funds’ financial statements.

In June 2022, the FASB issued ASU 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders. The rule is effective as of January 24, 2023, but the SEC is providing an 18-month compliance period after the effective date other than for rule amendments addressing fee and expense information in advertisements that might be materially misleading. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares, or each of their respective share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when

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that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE

SEMIANNUAL REPORT	DECEMBER 31, 2022	69

Notes to Financial Statements (Cont.)

Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by a Fund or through an alternative lending platform, generally are fair valued in accordance with procedures approved by the Board.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Fund’s next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

Under certain circumstances, the per share NAV of a class of each Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

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∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

SEMIANNUAL REPORT	DECEMBER 31, 2022	71

Notes to Financial Statements (Cont.)

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to

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Notes to Financial Statements (Cont.)

the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of

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the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

The Funds may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. The Funds may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals.

The Funds may acquire residential mortgage loans and unsecured consumer loans through a Subsidiary. Subsidiaries directly holding a beneficial interest in loans will be formed as domestic common law or statutory trusts with a federally chartered bank serving as trustee. Each such Subsidiary will hold the beneficial interests of loans and the federally chartered bank acting as trustee will hold legal title to the loans for the benefit of the Subsidiary and/or the trust’s beneficial owners (i.e., the Funds or its direct or indirect fully-owned subsidiary). State licensing laws typically exempt federally chartered banks from their licensing requirements, and federally chartered banks may also benefit from federal preemption of

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state laws, including any licensing requirements. The use of common law or statutory trusts with a federally chartered bank serving as trustee is intended to address any state licensing requirements that may be applicable to purchasers or holders of loans, including state licensing requirements related to foreclosure. The Funds believe that such direct or indirect fully-owned Subsidiaries will not be treated as associations or publicly traded partnerships taxable as corporations for U.S. federal income tax purposes, and that therefore, the Subsidiaries will not be subject to U.S. federal income tax at the subsidiary level. Investments in residential mortgage loans or unsecured consumer loans through entities that are not so treated can potentially be limited by the Funds’ intention to qualify as a regulated investment company, and limit the Funds’ ability to qualify as such.

If the Funds or its Subsidiaries are required to be licensed in any particular jurisdiction in order to acquire, hold, dispose or foreclose loans, obtaining the required license may not be viable (because, for example, it is not possible or practical) and the Funds or its Subsidiary may be unable to restructure its holdings to address the licensing requirement. In that case, the Funds or its Subsidiary may be forced to cease activities involving the affected loans, or may be forced to sell such loans. If a state regulator or court were to determine that the Funds or its Subsidiary acquired, held or foreclosed a loan without a required state license, the Funds or its Subsidiary could be subject to penalties or other sanctions, prohibited or restricted in its ability to enforce its rights under the loan, or subject to litigation risk or other losses or damages.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment

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assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Notes to Financial Statements (Cont.)

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest

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(referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of December 31, 2022, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are

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Notes to Financial Statements (Cont.)

pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements, and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

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(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop.’ A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to

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Notes to Financial Statements (Cont.)

cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its

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exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the

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Notes to Financial Statements (Cont.)

Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap

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agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, or in some cases, specific tranches of the specified reference obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

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Notes to Financial Statements (Cont.)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable

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interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

Principal risks associated with investment in the Funds are listed below.

Please see “Principal Risks of the Fund” in each Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

	PIMCO Flexible Emerging Markets Income Fund (EMFLX)	PIMCO Flexible Credit Income Fund (PFLEX)

Asset Allocation Risk	X	X

Call Risk	X	X

Confidential Information Access Risk	X	X

Contingent Convertible Securities Risk	X	X

Convertible Securities Risk	X	X

Corporate Debt Securities Risk	X	X

Counterparty Risk	X	X

“Covenant-Lite” Obligations Risk	X	X

Credit Default Swaps Risk	X	X

Credit Risk	X	X

Currency Risk	X	X

Cyber Security Risk	X	X

Derivatives Risk	X	X

Distressed and Defaulted Securities Risk	X	X

Distribution Rate Risk	X	X

Emerging Markets Risk	X	X

Equity Risk	X	X

Focused Investment Risk	X	X

Foreign (Non-U.S.) Government Securities Risk	X	X

Foreign (Non-U.S.) Investment Risk	X	—

Foreign Loan Originations Risk	X	X

High Yield Securities Risk	X	X

Inflation/Deflation Risk	X	X

Interest Rate Risk	X	X

Issuer Risk	X	X

Large Shareholder Risk	—	X

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Notes to Financial Statements (Cont.)

	PIMCO Flexible Emerging Markets Income Fund (EMFLX)	PIMCO Flexible Credit Income Fund (PFLEX)

Leverage Risk	X	X

Liquidity Risk	X	X

Loans and Other Indebtedness; Loan Participations and Assignments Risk	X	X

Loan Origination Risk	X	X

Management Risk	X	X

Market Risk	X	X

Market Disruptions Risk	X	X

Mortgage-Related and Other Asset-Backed Instruments Risk	X	X

Municipal Bond Risk	X	X

New/Small Fund Risk	X	—

Non-Diversification Risk	X	—

Operational Risk	X	X

Other Investment Companies Risk	—	X

Platform Risk	X	X

Portfolio Turnover Risk	X	X

Potential Conflicts of Interest Risk	X	X

Privacy and Data Security Risk	X	X

Private-Issued Mortgage-Related Securities Risk	X	X

Private Placement Risk	X	X

Real Estate Risk	X	X

Regulatory Changes Risk	X	X

Regulatory Risk — LIBOR	X	X

Reinvestment Risk	X	X

Repurchase Agreements Risk	X	X

Repurchase Offers Risk	X	X

Risk Retention Investment Risk	X	X

Senior Debt Risk	X	X

Short Exposure Risk	X	X

Sovereign Debt Risk	X	X

Sovereign Risk	—	X

Special Purpose Acquisition Companies (“SPACs”) Risk	—	X

Structured Investments Risk	X	X

Subprime Risk	X	X

Subsidiary Risk	X	X

Tax Risk	X	X

U.S. Government Securities Risk	X	X

Valuation Risk	X	X

Zero-Coupon Bond, Step-Ups and Payment-in-Kind Securities Risk	X	X

Asset Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

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Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Confidential Information Access Risk  is the risk that, in managing the Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by the Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of a Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that the principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to a Fund.

Convertible Securities Risk  is the risk that the market values of convertible securities may decline as interest rates increase and, conversely, may increase as interest rates decline. A convertible security’s market value, however, tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities may be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. Consequently, the issuer’s convertible securities generally entail less risk than its common stock but more risk than its debt obligations. Convertible securities are often rated below investment grade or not rated.

Corporate Debt Securities Risk  is the risk that the market value of a corporate debt security may be affected by factors directly relating to the issuer and that the issuers of corporate debt securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The market value of corporate debt securities generally may be expected to rise and fall inversely with interest rates. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and valuation/pricing transparency risks.

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Notes to Financial Statements (Cont.)

Counterparty Risk  is the risk that the Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by the Fund or held by special purpose or structured vehicles in which the Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding.

“Covenant-Lite” Obligations Risk  is the risk that covenant-lite obligations contain fewer maintenance covenants than other obligations, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite loans may carry more risk than traditional loans as they allow individuals and corporations to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite loans may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.

Credit Default Swaps Risk  is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. When the Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein since if an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. In addition, selling credit default swaps may not be profitable for the Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings.

Currency Risk  is the risk that investments denominated in foreign (non-U.S.) currencies or that trade in and receive revenues in, foreign (non-U.S.) currencies, or derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies may decline in value, due to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Cyber Security Risk  is the risk that, as the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a

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Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit, management, counterparty, operational and legal risks and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse itself.

Distressed and Defaulted Securities Risk  is the risk of investing in the securities of financially distressed issuers, including the risk of default. These securities may fluctuate more in price and are typically less liquid. The Fund also will be subject to significant uncertainty as to when, and in what manner, and for what value obligations evidenced by securities of financially distressed issuers will eventually be satisfied.

Distribution Rate Risk  is the risk that, to the extent the Fund seeks to maintain a level distribution rate, the Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Focused Investment Risk  is the risk that, to the extent that the Fund focuses its investments in a particular industry, country or geographic region, the NAV of its common shares will be more susceptible to events or factors affecting companies in that industry, country or geographic region.

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Notes to Financial Statements (Cont.)

Foreign (Non-U.S.) Government Securities Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Foreign Loan Originations Risk  is the risk associated with a Fund originating loans to foreign entities and individuals, including foreign (non-U.S.) and emerging market entities and individuals, which may involve risks not ordinarily associated with exposure to loans to U.S. entities and individuals due to mor or less governmental supervision and regulation than exists in the U.S. Due to difference in legal systems, there may be difficulty in obtaining or enforcing a court judgment outside the U.S. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on a Fund. A Fund’s loans to foreign entities and individuals may be subject to risks of increased transaction costs, potential delays in settlement or unfavorable differences between the U.S. economy and foreign economies.

High Yield Securities Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk  is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation Risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio and common shares.

Interest Rate Risk  is the risk that fixed income securities and other instruments in the Fund’s portfolio will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a short average portfolio duration.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

92	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2022

Large Shareholder Risk  is the risk that, to the extent a large proportion of the Common Shares are held by a small number of shareholders (or a single shareholder), including affiliates of the Investment Manager, a Fund may be adversely impacted if such shareholders purchase or request repurchases of large amounts of Common Shares. For example, it is possible that in response to a repurchase offer, the total amount of Common Shares tendered by a small number of shareholders (or a single shareholder) may exceed the number of Common Shares that a Fund has offered to repurchase. If a repurchase offer is oversubscribed, a Fund will repurchase only a pro rata portion of the Common Shares tendered by each shareholder. In addition, substantial repurchases of Common Shares could result in a decrease in a Fund’s net assets, resulting in an increase in a Fund’s total annual operating expense ratio.

Leverage Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, dollar rolls and/or borrowings (as well as from any future issuance of preferred shares), delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Loans and Other Indebtedness; Loan Participations and Assignments Risk  is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting a Fund to costs associated with owning and disposing of the collateral. In the event of the insolvency of the lender selling a participation, there is a risk that a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. There is the risk that a Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations. To the extent a Fund acquires loans, including bank loans, a Fund may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk than funds that do not acquire such instruments.

Loan Origination Risk  is the risk associated with the fact that the Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans or similar investments. A Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals. Such borrowers may have credit ratings that are determined by one or more NRSROs or PIMCO to be below investment grade. A Fund may subsequently offer such investments for sale to third parties; provided, that there is no assurance that a Fund will complete

SEMIANNUAL REPORT	DECEMBER 31, 2022	93

Notes to Financial Statements (Cont.)

the sale of such an investment. If a Fund is unable to sell, assign or successfully close transactions for the loans that it originates, a Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in a Fund’s investments being over-concentrated in certain borrowers. A Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and Common Shareholders.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably due to factors affecting securities markets generally or particular industries.

Market Disruptions Risk  is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets, and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund.

Mortgage-Related and Other Asset-Backed Instruments Risk  is the risk that is associated with the fact that a Fund may invest in mortgage-related assets, which may include but are not limited to, any security, instrument or other asset that is related to U.S. or non-U.S. mortgages, including those issued by private originators or issuers, or issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or by non-U.S. governments or authorities, such as, without limitation, assets representing interests in, collateralized or backed by, or whose values are determined in whole or in part by reference to any number of mortgages or pools of mortgages or the payment experience of such mortgages or pools of mortgages, including Real Estate Mortgage Investment Conduits (“REMICs”), which could include resecuritizations of REMICs (“Re-REMICs”), mortgage pass-through securities, inverse floaters, collateralized mortgage obligations, collateralized loan obligations, multiclass pass-through securities, private mortgage pass-through securities, stripped mortgage securities (generally interest-only and principal-only securities), mortgage-related asset backed securities and mortgage-related loans (including through participations, assignments, originations and whole loans), including commercial and residential mortgage loans. Exposures to mortgage-related assets through derivatives or other financial instruments will be considered investments in mortgage-related assets.

94	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2022

Municipal Bond Risk  is the risk that the Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax to pay interest or repay principal.

New/Small Fund Risk  is the risk that a new or smaller fund’s performance may not represent how a Fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies.

Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Operational Risk  is the risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk  is the risk that Common Shareholders may be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Platform Risk  is the risk resulting from the fact that the Alt Lending ABS in which a Fund invests are typically not listed on any securities exchange and not registered under the Securities Act. In addition, a Fund anticipates that these instruments may only be sold to a limited number of investors and may have a limited or non-existent secondary market. Accordingly, a Fund currently expects that certain of the investments in Alt Lending ABS will face heightened levels of liquidity risk. Although currently, there is generally no active reliable, secondary market for certain Alt Lending ABS, a secondary market for these Alt Lending ABS may develop. If a Fund purchases Alt Lending ABS on an alternative lending platform, the Fund will have the right to receive principal and interest payments due on loans underlying the Alt Lending ABS only if the platform servicing the loans receives the borrower’s payments on such loans and passes such payments through to a Fund. If a borrower is unable or fails to make payments on a loan for any reason, a Fund may be greatly limited in its ability to recover any outstanding principal or interest due, as (among other reasons) a Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or under-collateralized and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.

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Notes to Financial Statements (Cont.)

Portfolio Turnover Risk  is the risk that a high portfolio turnover will result in greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect the Fund’s after-tax returns.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities  is the risk that PIMCO’s interests or the interests of its clients may conflict with those of the Funds and the results of the Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by the Fund’s affiliates, and it is possible that the Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.

Privacy and Data Security Risk  is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of non-U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and SEC implement GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

Privately-Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Private Placements Risk  is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, the Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Real Estate Risk  is the risk associated with investing in real estate investments, including investments in equity or debt securities issued by private and public REITs, real estate operating companies (‘REOCs”), private or public real estate-related loans and real estate-linked derivative instruments. The Fund will be subject to the risks associated with owning real estate and with the real estate industry generally.

Regulatory Changes Risk  is the risk that is associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government

96	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2022

regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. The Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that the Fund and the Investment Manager will continue to be eligible for such exemptions.

Regulatory Risk — LIBOR  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund.

Reinvestment Risk  is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Repurchase Agreements Risk  is the risk that, if the party agreeing to repurchase a security should default, a Fund will seek to sell the securities which it holds, which could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Repurchase Offers Risk  is the risk that results from the fact that the Funds are “interval funds” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, intends to conduct quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives.

Risk Retention Investment Risk  is the risk associated with the Fund’s investments in risk retention tranches of commercial mortgage-backed securities (“CMBS”) or other eligible securitizations, if any (“risk retention tranches”), which are eligible residual interests typically held by the sponsors of such securitizations pursuant to the final rules implementing the credit risk retention requirements of Section 941 of the Dodd-Frank Act (the “U.S. Risk Retention Rules”). There can be no assurance that the applicable federal agencies charged with the implementation of the final U.S. Risk Retention

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Notes to Financial Statements (Cont.)

Rules (the Federal Deposit Insurance Corporation, the Comptroller of the Currency, the Federal Reserve Board, the SEC, the Department of Housing and Urban Development, and the Federal Housing Finance Agency) could not take positions in the future that differ from the interpretation of such rules taken or embodied in such securitizations, or that the final U.S. Risk Retention Rules will not change. Furthermore, if the Fund breaches any undertakings in any Risk Retention Agreement, it will be exposed to claims by the other parties thereto, including for any losses incurred as a result of such breach, which could be significant and exceed the value of the Fund’s investments.

Senior Debt Risk  is the risk that a Fund may be subject to greater levels of credit risk than funds that do not invest in below investment grade senior debt. A Fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior debt. Restrictions on transfers in loan agreements, a lack of publicly available information and other factors may, in certain instances, make senior debt more difficult to sell at an advantageous time or price than other types of securities or instruments.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Sovereign Debt Risk  is the risk that investments in fixed-income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Sovereign Risk  is the risk that foreign (non-U.S.) securities may experience more rapid and extreme changes in value than in securities of U.S. issuers or securities that trade exclusively in U.S. markets.

Special Purpose Acquisition Companies (“SPACs”) Risk  is the risk that, because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. A SPAC’s structure may result in significant dilution of a stockholder’s share value immediately upon the completion of a business combination due to, among other reasons, interests held by the SPAC sponsor, conversion of warrants into additional shares, shares issued in connection with a business combination and/or certain embedded costs. There is no guarantee that the SPACs in which the Fund invests will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Structured Investments Risk  is the risk that a Fund’s investment in structured products, including structured notes, credit-linked notes and other types of structured products, bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Structured products generally entail risks associated with derivative instruments.

98	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2022

Subprime Risk  is the risk that loans, and debt instruments collateralized by loans (including Alt Lending ABS), acquired by a Fund may be subprime in quality, or may become subprime in quality. Although there is no specific legal or market definition of “subprime,” subprime loans are generally understood to refer to loans made to borrowers that display poor credit histories and other characteristics that correlate with a higher default risk. Accordingly, subprime loans, and debt instruments secured by such loans, have speculative characteristics and are subject to heightened risks, including the risk of nonpayment of interest or repayment of principal, and the risks associated with investments in high yield securities. In addition, these instruments could be subject to increased regulatory scrutiny. The Fund is not restricted by any particular borrower credit criteria when acquiring loans or debt instruments collateralized by loans.

Subsidiary Risk  is the risk that, by investing in a Fund’s Subsidiary, the Fund would be exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered under the Act and may not be subject to all the investor protections of the Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Tax Risk  is the risk that if, in any year, the Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk  is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will not be satisfied in full, or that such obligations will decrease in value or default.

Valuation Risk  is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Zero-Coupon Bond, Step-Ups and Payment-in-Kind Securities Risk  is the risk presented by the market prices of zero-coupon, step ups and payment-in-kind securities generally being more volatile than the prices of securities that pay interest periodically and in cash, and being likely to respond to changes in interest rates to a greater degree than other types of debt securities with similar maturities and credit quality. In addition, as these securities may not pay cash interest, the Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with

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Notes to Financial Statements (Cont.)

financial, economic and global market disruptions, and cyber security risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements

100	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2022

maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing the Funds investment guidance and policy direction in connection with the management of the Funds, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as

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Notes to Financial Statements (Cont.)

those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds requires for its daily operations.

(b) Distribution and Servicing Fees  PIMCO Investments LLC (the “Distributor,” affiliate of PIMCO) serves as the principal underwriter in the continuous public offering of each Fund’s shares pursuant to a distribution contract (“Distribution Contract”) with each Fund, which is subject to annual approval by the Board. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management LLC.

Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although neither Fund is an open-end investment company, each Fund has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Each Distribution and Servicing Plan permits the respective Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-1 Common Shares, Class A-2 Common Shares, Class A-3 Common Shares or Class A-4 Common Shares, as applicable. Most or all of the distribution and/ or service fees are paid to financial firms through which Common Shareholders may purchase and/or hold Class A-1, Class A-2, Class A-3 and Class A-4 Common Shares, as applicable. Because these fees are paid out of the applicable share class’s assets on an ongoing basis, over time they will increase the cost of an investment in Class A-1, Class A-2, Class A-3 or Class A-4 Common Shares and may cost a shareholder more than other sales charges.

The Management Fee and maximum Distribution and Servicing Fees for all classes, as applicable, are charged at the annual rates as noted in the following table:

	Management Fee(1)	Distribution and/or Servicing Fee(2)

Fund Name	All Classes	Institutional Class	Class A-1		Class A-2		Class A-3		Class A-4
PIMCO Flexible Emerging Markets Income Fund	1.30%	N/A	0.50%	*	0.50%	*	0.75%	*	0.75%	*
PIMCO Flexible Credit Income Fund	1.30%	N/A	0.50%		0.50%		0.75%		0.75%

*	This particular share class has been registered with the SEC, but had not yet launched as of the date of this report.
(1)

Management fees calculated based on each Fund’s average daily “total managed assets.” Total managed assets include total assets of a Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls, tender option bonds and borrowings).

(2)	Calculated as a percentage of each Fund’s average daily net assets attributable to the applicable class of respective Fund.

The Distributor also received the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A-2 shares. For the period ended December 31, 2022, the Distributor retained $6,673 representing contingent deferred sales charges from PIMCO Flexible Credit Income Fund.

(c) Fund Expenses   PIMCO Flexible Emerging Markets Income Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and

102	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2022

employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of, except as otherwise agreed under the Investment Management Agreement, outside legal counsel or third-party service providers, agents, operating partners, insurers or consultants retained in connection with insuring, reviewing, negotiating, structuring, acquiring, disposing of and/or terminating specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests (except as otherwise agreed to between PIMCO and any such fund or vehicle); (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of Common Shares, including, sub-transfer agency expenses and distribution and/or service fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Funds may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third party.

SEMIANNUAL REPORT	DECEMBER 31, 2022	103

Notes to Financial Statements (Cont.)

PIMCO Flexible Credit Income Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with and incident to shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Fund, including registration (including share registration fees), legal, marketing, printing, accounting and other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of Common Shares, including sub-transfer agency expenses and distribution and/or service fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with

104	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2022

U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Funds may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third party.

Each of the Trustees of the Board who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), together with the Funds, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund”, and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

(d) Expense Limitation  PIMCO has contractually agreed, through November 3, 2023, for PIMCO Flexible Emerging Markets Income Fund and November 1, 2023, for PIMCO Flexible Credit Income Fund to waive its management fee, or reimburse each Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.07% of each Fund’s net assets (the “Expense Limit”). The expense limitation agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Funds at least 30 days’ notice prior to the end of the then current term. Under an expense limitation agreement, in any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the management fee reduced as set forth above (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not (i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed the Expense Limit; (ii) exceed the total Reimbursement Amount; or (iii) include any amounts previously reimbursed to PIMCO. For the avoidance of doubt, any reimbursement of PIMCO’s management fee pursuant to the expense limitation agreement plus any recoupment of organizational expenses and pro rata Trustees’ fees will not exceed the lesser of (i) the expense limit in effect at the time of waiver or reimbursement and (ii) the expense limit in effect at the time of recoupment. The total recoverable amounts to PIMCO at December 31, 2022, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Flexible Emerging Markets Income Fund	$0	$0	$344	$344

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Management Fee Waiver Agreement, PIMCO has contractually agreed, through November 3, 2023, to waive 70% of the management fees it is entitled to receive from PIMCO Flexible Emerging Markets Income Fund pursuant to the Investment Management Agreement and, from November 4, 2023 through November 3, 2024, to waive 35% of the management fees it is entitled to receive from PIMCO Flexible Emerging Markets Income Fund pursuant to the Investment

SEMIANNUAL REPORT	DECEMBER 31, 2022	105

Notes to Financial Statements (Cont.)

Management Agreement. PIMCO’s waiver of management fees under the Management Fee Waiver Agreement is applied first and independently of PIMCO’s obligations under the Expense Limitation Agreement (such that amounts waived pursuant to the Management Fee Waiver Agreement shall not be applied to reduce any waiver or reimbursement obligations PIMCO has under the Expense Limitation Agreement). PIMCO may not seek reimbursement from PIMCO Flexible Emerging Markets Income Fund with respect to the Management Fees waived pursuant to the Management Fee Waiver Agreement.

Pursuant to each Fund’s Expense Limitation Agreement and Management Fee Waiver Agreement, as applicable, waiver amounts are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2022, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Flexible Emerging Markets Income Fund	$142

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

The Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended December 31, 2022, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO Flexible Credit Income Fund	$7,097	$66,060	$(991)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

106	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2022

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2022, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Flexible Emerging Markets Income Fund	$417	$0	$3,834	$6,218

PIMCO Flexible Credit Income Fund	17,558	1,916	793,922	763,192

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. COMMON SHARES OFFERING

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Flexible Emerging Markets Income Fund

	Six Months Ended 12/31/2022		Inception date through 06/30/2022(a)

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	17	$140	2,691	$26,922

Issued as reinvestment of distributions

Institutional Class	153	1,231	61	520

Cost of shares redeemed

Institutional Class	0	0	0	0

Net increase (decrease) resulting from Fund share transactions	170	$1,371	2,752	$27,442

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was March 15, 2022.

SEMIANNUAL REPORT	DECEMBER 31, 2022	107

Notes to Financial Statements (Cont.)

	PIMCO Flexible Credit Income Fund (Consolidated)

	Six Months Ended 12/31/2022		Year Ended 06/30/2022

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	40,366	$308,071	149,344	$1,362,778

Class A-1	0	0	1,225	11,500

Class A-2	1,623	12,306	6,729	62,842

Class A-3	23,034	173,175	23,670	221,586

Class A-4	789	6,216	7,329	66,802

Issued as reinvestment of distributions

Institutional Class	8,297	59,585	6,617	59,068

Class A-1	0	0	0	1

Class A-2	689	4,940	375	3,291

Class A-3	3,062	21,845	1,134	10,003

Class A-4	429	3,178	830	7,357

Cost of shares redeemed

Institutional Class	(44,115)	(340,802)	(44,176)	(400,837)

Class A-1	0	0	(1)	(11)

Class A-2	(1,377)	(10,520)	(187)	(1,663)

Class A-3	(2,343)	(18,092)	(1,559)	(13,739)

Class A-4	(16,707)	(125,275)	(1,112)	(10,239)

Net increase (decrease) resulting from Fund share transactions	13,747	$94,627	150,218	$1,378,739

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that owned 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of December 31, 2022. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Funds’ Manager.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Flexible Emerging Markets Income Fund	0	1	0%	93%

PIMCO Flexible Credit Income Fund	1	0	25%	0%

14. REPURCHASE OFFERING

Each Fund is an “interval fund” and, in order to provide liquidity to shareholders, each Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be between 5% and 25%, or such other amount as may be permitted under applicable rules and regulations or no-action, exemptive or other relief, of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. Each Fund currently expects to conduct quarterly repurchase offers for 5% of their outstanding Common Shares under ordinary circumstances. Each Fund believes that these repurchase

108	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2022

offers are generally beneficial to the Funds’ shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of each Fund to be fully invested or force the Funds to maintain a higher percentage of their assets in liquid investments, which may harm each Funds’ investment performance. Moreover, diminution in the size of each Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of each Fund to participate in new investment opportunities or to achieve its investment objective and will tend to increase the Funds’ expense ratio per Common Share for remaining shareholders. Each Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Funds’ investments. Each Fund believes that payments received in connection with the Funds’ investments will generate sufficient cash to meet the maximum potential amount of the Funds’ repurchase obligations. If at any time cash and other liquid assets held by the Funds are not sufficient to meet the Funds’ repurchase obligations, each Fund intends, if necessary, to sell investments. If, as expected, each Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if a Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their Common Shares by increasing the Funds’ expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, a Fund may determine to increase the amount repurchased by up to 2% of its outstanding shares as of the date of the Repurchase Request Deadline (as defined in each Fund’s prospectus). In the event that the Funds determine not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Funds’ outstanding shares as of the date of the Repurchase Request Deadline, the Funds will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Funds during a particular repurchase offer. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Funds may be a taxable event to shareholders.

During the period ended December 31, 2022, the Funds engaged in repurchase offers as follows:

PIMCO Flexible Emerging Markets Income Fund

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Repurchased

August 4, 2022
Institutional Class	5%	12	0.00%

SEMIANNUAL REPORT	DECEMBER 31, 2022	109

Notes to Financial Statements (Cont.)

PIMCO Flexible Credit Income Fund

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased	Percentage of Outstanding Shares Repurchased

August 4, 2022
Institutional Class	5%	18,971,121	6.24%
A-1	5	0	0.00
A-2	5	256,892	2.41
A-3	5	989,761	3.07
A-4	5	219,542	1.15

November 4, 2022
Institutional Class	5%	25,086,809	8.45%
A-1	5	0	0.00
A-2	5	814,691	7.73
A-3	5	1,353,679	2.68
A-4	5	5,850	0.17

15. BASIS FOR CONSOLIDATION

PFLEXLS I LLC, CLM 13648 LLC and MLM 13648 LLC, each a Delaware limited liability company, were formed as Subsidiaries acting as investment vehicles for PIMCO Flexible Credit Income Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objective and policies in effect from time to time. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Subsidiaries. Accordingly, the consolidated financial statements include the accounts of the Fund and the Subsidiaries. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Fund. See the table below for details regarding the structure and incorporation as of the period end of the Subsidiaries.

Fund Name	Subsidiary	Date of Organization	Subsidiary % of Consolidated Fund Net Assets

PIMCO Flexible Credit Income Fund	PFLEXLS I LLC	12/01/2017	2.9%

PIMCO Flexible Credit Income Fund	CLM 13648 LLC	03/29/2018	0.0

PIMCO Flexible Credit Income Fund	MLM 13648 LLC	04/03/2018	0.2

16. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

On May 17, 2022, AGI U.S. pleaded guilty in connection with the proceeding United States of America v. Allianz Global Investors U.S. LLC. AGI U.S. is an indirect subsidiary of Allianz SE. The conduct resulting in the matter described above occurred entirely within AGI U.S. and did not involve PIMCO or the Distributor, or any personnel of PIMCO or the Distributor. Nevertheless, because of the disqualifying conduct of AGI U.S., their affiliate, PIMCO would have been disqualified from serving as

110	PIMCO INTERVAL FUNDS

(Unaudited)

December 31, 2022

the investment adviser, and the Distributor would have been disqualified from serving as the principal underwriter, to the Funds in the absence of SEC exemptive relief. PIMCO and the Distributor have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies, including the Funds.

The foregoing speaks only as of the date of this report.

17. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made. Due to the timing of when distributions are made by a Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December 31, 2022, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended June 30, 2022, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Flexible Emerging Markets Income Fund	$362	$0

PIMCO Flexible Credit Income Fund	29,525	64,244

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	DECEMBER 31, 2022	111

Notes to Financial Statements (Cont.)

(Unaudited)

December 31, 2022

As of December 31, 2022, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Flexible Emerging Markets Income Fund	$29,492	$254	$(3,548)	$(3,294)

PIMCO Flexible Credit Income Fund	5,341,436	204,291	(936,838)	(732,547)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

18. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

112	PIMCO INTERVAL FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BNY	Bank of New York Mellon	JPS	J.P. Morgan Securities LLC
BOA	Bank of America N.A.	MBC	HSBC Bank Plc
BOS	BofA Securities, Inc.	MEI	Merrill Lynch International
BPS	BNP Paribas S.A.	MSB	Morgan Stanley Bank, N.A
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
BYR	The Bank of Nova Scotia - Toronto	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NOM	Nomura Securities International, Inc.
CDC	Natixis Securities Americas LLC	RBC	Royal Bank of Canada
CDI	Natixis Singapore	RCE	Royal Bank of Canada Europe Limited
CIB	Canadian Imperial Bank of Commerce	RCY	Royal Bank of Canada
DBL	Deutsche Bank AG London	RDR	RBC Capital Markets LLC
FBF	Credit Suisse International	RTA	RBC (Barbados) Trading Bank Corp.
FICC	Fixed Income Clearing Corporation	SBI	Citigroup Global Markets Ltd.
GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
GST	Goldman Sachs International	SOG	Societe Generale Paris
IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford
JML	JP Morgan Securities Plc	UBS (or $)	UBS Securities LLC
JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
AED	UAE Dirham	HUF	Hungarian Forint
ARS	Argentine Peso	IDR	Indonesian Rupiah
BRL	Brazilian Real	ILS	Israeli Shekel
CAD	Canadian Dollar	INR	Indian Rupee
CHF	Swiss Franc	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	PLN	Polish Zloty
COP	Colombian Peso	USD	United States Dollar
EUR	Euro	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	LIBOR03M	3 Month USD-LIBOR
EUR001M	1 Month EUR Swap Rate	LIBOR06M	6 Month USD-LIBOR
EUR003M	3 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate
EUR006M	6 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate
EUR001Y	1 Year EUR Swap Rate	US0001M	ICE 1-Month USD LIBOR
IBR	Indicador Bancario de Referencia	WIBOR06M	6 Month Warsaw Inter Bank Offering Rate
LIBOR01M	1 Month USD-LIBOR

Other Abbreviations:
ABS	Asset-Backed Security	OIS	Overnight Index Swap
BRL-CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
CBO	Collateralized Bond Obligation	REMIC	Real Estate Mortgage Investment Conduit
CDO	Collateralized Debt Obligation	TBA	To-Be-Announced
CLO	Collateralized Loan Obligation	TBD	To-Be-Determined
DAC	Designated Activity Company	TBD%	Interest rate to be determined when loan settles or at the time of funding
EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.

SEMIANNUAL REPORT	DECEMBER 31, 2022	113

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended December 31, 2022 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO Flexible Credit Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.1772	$0.0000	$0.0000	$0.1772

December 2022	$0.1831	$0.0000	$0.0000	$0.1831

Class A-4	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.1622	$0.0000	$0.0000	$0.1622

December 2022	$0.1693	$0.0000	$0.0000	$0.1693

Class A-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.1669	$0.0000	$0.0000	$0.1669

December 2022	$0.1739	$0.0000	$0.0000	$0.1739

Class A-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.1622	$0.0000	$0.0000	$0.1622

December 2022	$0.1693	$0.0000	$0.0000	$0.1693

A-1	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.1669	$0.0000	$0.0000	$0.1669

December 2022	$0.1739	$0.0000	$0.0000	$0.1739

114	PIMCO INTERVAL FUNDS

(Unaudited)

PIMCO Flexible Emerging Markets Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

September 2022	$0.1691	$0.0000	$0.0000	$0.1691

December 2022	$0.1616	$0.0000	$0.0000	$0.1616

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	DECEMBER 31, 2022	115

Changes to Board of Trustees

(Unaudited)

Effective July 1, 2022, the Board of Trustees appointed Ms. Kathleen McCartney as a Trustee of the Funds.

Effective December 31, 2022, Mr. William B. Ogden, IV retired from his position as Trustee of the Funds.

116	PIMCO INTERVAL FUNDS

Changes to Portfolio Managers

(Unaudited)

Effective December 6, 2022, Eve Tournier no longer serves as portfolio manager of PIMCO Flexible Credit Income Fund.

SEMIANNUAL REPORT	DECEMBER 31, 2022	117

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

SS&C Global Investor & Distribution Solutions, Inc.

430 W. 7th Street, STE 219993

Kansas City, MO 64105-1407

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the report cover.

PIF4001SAR_123122

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this Item 8(a) is only required in an annual report on this Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers identified in the registrant’s previous annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Emerging Markets Income Fund

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: March 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date: March 8, 2023

By:	/s/ Bijal Y. Parikh

Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: March 8, 2023